UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)
____________________________

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Xos, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 4, 2026
Dear Fellow Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Xos, Inc., which will be held virtually via webcast at www.virtualshareholdermeeting.com/XOS2026 on Tuesday, June 23, 2026, at 11:00 a.m. Pacific Daylight Savings Time.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

In accordance with U.S. Securities and Exchange Commission rules, we are using the internet as our primary means of furnishing proxy materials to our stockholders. Because we are using the internet, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting via the internet. This notice also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. We believe the use of the internet makes the proxy distribution process more efficient and less costly, and helps in conserving natural resources.

The Proxy Statement, the accompanying form of proxy card, the Notice of Annual Meeting of Stockholders and the 2025 Annual Report to Stockholders on Form 10-K, as amended, are available at www.proxyvote.com and may also be accessed through our website at www.xostrucks.com under the “SEC Filings” section of the “Investors” tab. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

Your vote is important. Please cast your vote as soon as possible over the internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend. Returning the proxy does not deprive you of your right to attend the Annual Meeting via remote communication and to vote your shares at the Annual Meeting.

On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to the Annual Meeting on June 23, 2026.
Sincerely,
Dakota Semler
Chair of our Board of Directors and Chief Executive Officer

_____________________________
XOS, INC.
3550 Tyburn Street
Los Angeles, CA 90065
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 23, 2026

TO THE STOCKHOLDERS OF XOS, INC.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Xos, Inc., a Delaware corporation (the “Company”) will be held on Tuesday, June 23, 2026 at 11:00 a.m. Pacific Daylight Savings Time. The Annual Meeting will be a “virtual meeting” conducted solely online. You will be able to attend the Annual Meeting online by logging in at www.virtualshareholdermeeting.com/XOS2026. The Annual Meeting is being called for the following purposes:

1.    to elect three Class II directors, each to serve for a three-year term ending at the 2029 annual meeting of stockholders or until his or her successor is duly elected and qualified;

2.    to ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2026;

3.    to approve the 2026 Amendment to our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”) to increase the aggregate number of shares of the common stock reserved for issuance under the 2021 Plan;

4.    to approve, on a non-binding advisory basis, the fiscal year 2025 compensation of the Company’s named executive officers;

5.    to recommend, on a non-binding advisory basis, the frequency of future advisory votes on the Company’s executive compensation; and

6.    to approve the potential issuance of 20% or more of our issued and outstanding common stock at prices that may be less than the Nasdaq Minimum Price to the holder or holders of certain Convertible Promissory Notes and to approve any change of control that may be deemed to occur in connection with such issuance.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Our board of directors has fixed the close of business on April 24, 2026 as the record date for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting and any and all postponements or adjournments thereof. Only those stockholders of record as of the close of business on that date are entitled to notice of and to vote at the Annual Meeting. Our stock transfer books will remain open between the record date and the date of the Annual Meeting. A complete list of stockholders will be available for examination by any stockholder commencing no later than June 13, 2026 at our headquarters at 3550 Tyburn Street, Los Angeles, California 90065. If you would like to view the list, please contact our Investor Relations Department to schedule an appointment at investors@xostrucks.com. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the meeting.

All stockholders are cordially invited to electronically attend the Annual Meeting. Whether or not you plan to attend, please sign and return the enclosed proxy card, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Please note that if your stock is held by a bank, broker or other nominee, you must follow the instructions you receive from your bank, broker or other nominee, to have your stock voted. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time before the Annual Meeting. If you attend and vote at the Annual Meeting, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 23, 2026.
This Notice of Annual Meeting of Stockholders, the Proxy Statement, accompanying form of proxy card and our Annual Report to Stockholders on Form 10-K, as amended, for the fiscal year ended December 31, 2025 are available at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors
David M. Zlotchew
General Counsel and Secretary
Los Angeles, California
May 4, 2026

XOS, INC.
3550 Tyburn Street
Los Angeles, CA 90065
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
June 23, 2026
ANNUAL MEETING AGENDA

Proposal Number	Proposals	Page	Voting Standard	Board Recommendation
1	Election of three Class II directors	11	Plurality of the votes cast of the shares present in person, by remote communication or represented by proxy duly authorized at the Annual Meeting and entitled to vote in the election of directors.	For each director nominee

2	Ratification of the appointment of Grant Thornton LLP as our independent auditor for fiscal year ending December 31, 2026	26	Affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication or represented by proxy and entitled to vote at the Annual Meeting.	For

3	Approval of the 2026 Amendment to the 2021 Plan to increase the aggregate number of shares of our common stock reserved for issuance under the 2021 Plan	28	Affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication or represented by proxy and entitled to vote at the Annual Meeting.	For

4	Approval, on a non-binding advisory basis, the fiscal year 2025 compensation of the Company’s named executive officers	54	This vote is advisory, and therefore not binding. However, our Board and Compensation Committee will consider the outcome of this vote when considering future executive compensation arrangements as they deem appropriate.	For

5	Recommendation, on a non-binding advisory basis, of the frequency of future advisory votes on the Company’s executive compensation.	55	This vote is advisory, and therefore not binding on us or our board. Our board values the opinions that our stockholders express in their votes and will consider the outcome of this vote when considering how frequently we should conduct an advisory vote on our executive compensation as it deems appropriate.	1 Year

6	Approval of the potential issuance of 20% or more of our issued and outstanding common stock at prices that may be less than the Nasdaq Minimum Price to the holder or holders of certain Convertible Promissory Notes and to approve any change of control that may be deemed to occur in connection with such issuance.	56	Affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication or represented by proxy and entitled to vote at the Annual Meeting.	For

TABLE OF CONTENTS
(continued)

GENERAL INFORMATION

General
The enclosed proxy is solicited on behalf of the board of directors (the "Board") of Xos, Inc., for use at our Annual Meeting of Stockholders to be held on June 23, 2026 and at any and all adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting will begin at 11:00 a.m. Pacific Daylight Savings Time and will be conducted as a "virtual meeting" via live webcast on the Internet. There will be no physical location for stockholders to attend. Stockholders may only participate by logging into the virtual meeting at www.virtualshareholdermeeting.com/XOS2026. To participate in the 2026 Annual Meeting, you will need your unique control number included on your proxy card or on the instructions that accompanied your proxy materials. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about May 4, 2026.
Voting and Proxies
Only holders of record of our common stock at the close of business on April 24, 2026 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 12,056,211 shares of our common stock were issued and outstanding. Holders are entitled to one vote at the Annual Meeting for each share of common stock held that was issued and outstanding as of the Record Date. A majority of the outstanding shares of our common stock, virtually present at the meeting or represented by proxy and entitled to vote, constitutes a quorum for the transaction of business at the Annual Meeting.
All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.
If you properly sign and return the enclosed form of proxy or transmit your voting instructions via telephone or Internet, then your shares represented will be voted at the Annual Meeting in accordance with your specified instructions. If you do not specify how your shares are to be voted, your shares will be voted (i) FOR the election of the directors proposed by our Board, (ii) FOR the ratification of our independent auditors for 2026, (iii) FOR approval of the 2026 Amendment to our Amended and Restated 2021 Equity Incentive Plan, as amended (the “2021 Plan”), (iv) FOR approval of the advisory vote on executive compensation, (v) for the option of every ONE YEAR as the frequency with which stockholders are provided an advisory vote on executive compensation, and (vi) FOR the potential issuance of 20% or more of our outstanding common stock at less than the Nasdaq Minimum Price and to approve any change of control that may be deemed to occur in connection with such issuance.
If your shares of common stock are held by a bank, broker or other nominee, please follow the instructions you receive from your bank, broker or other nominee to have your shares of common stock voted. If your shares are held by a broker, then the broker will ask you how you want your shares to be voted. If you give the broker instructions, then your shares will be voted as you direct.
A broker non-vote occurs when a bank, broker, or other nominee submits a proxy card with respect to shares it holds in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the bank, broker, or other nominee has not received voting instructions from the beneficial owner. Under the rules that govern banks, brokers, or nominees who are voting with respect to shares held in street name, banks, brokers, or nominees have the discretion to vote such shares on routine matters, but not on non-routine matters. The ratification of independent auditors is a routine matter. The election of directors, the approval of the 2026 Amendment to the 2021 Plan, the advisory vote on executive compensation, the advisory vote on the frequency of advisory votes on executive compensation, and the approval of the potential issuance of more than 20% of our outstanding common stock at less than the Nasdaq Minimum Price and to approve any change of control that may be deemed to occur in connection with such issuance are all non-routine matters.
Revocation of Proxies
If you are a beneficial stockholder, you may revoke your proxy or change your vote only by following the separate instructions provided by your broker, trust, bank or other nominee.
If you are a registered stockholder, you may revoke your proxy at any time before it is exercised at the Annual Meeting by: (i) delivering written notice, bearing a date later than the proxy, stating that the proxy is revoked; (ii) submitting a later-dated proxy relating to the same stock by mail, telephone or the internet prior to the vote at the Annual Meeting; or (iii) virtually attending and voting at the Annual Meeting itself. Registered stockholders may also follow the instructions provided on the proxy card to submit a new proxy by telephone or via the internet.

Solicitation
We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this notice of annual meeting, proxy statement, the proxy card and any additional solicitation materials furnished to our stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for costs incurred in forwarding the solicitation materials to such beneficial owners. We intend to solicit proxies by mail, telephone and internet. No additional compensation will be paid to these individuals for soliciting. This proxy statement and our 2025 Annual Report on Form 10-K, as well as the Amendment No. 1 thereto, are available on our website (https://www.xostrucks.com/sec-filings) for public review. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserve the option to do so.
Annual Meeting Attendance
The audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. Pacific Daylight Savings Time. Online access to the audio webcast will open approximately thirty minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the meeting prior to the start time.
As the Annual Meeting is being conducted via an audio webcast, there is no physical meeting location. To attend the Annual Meeting, log in at www.virtualshareholdermeeting.com/XOS2026. You will need your unique control number included on your proxy card or on the instructions that accompanied your proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are logged in when the meeting starts.
If your shares are held through a broker, trustee or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name. As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct. Your broker, trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. As a beneficial owner, you also have the right to vote your shares online during the virtual Annual Meeting. We will not be required to allow access to the Annual Meeting to anyone that does not log in at www.virtualshareholdermeeting.com/XOS2026 with valid credentials.
Once online access to the Annual Meeting is open, shareholders may submit questions, if any, on www.virtualshareholdermeeting.com/XOS2026. You will need your unique control number included on your proxy card or on the instructions that accompanied your proxy materials. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. You may vote your shares at the Annual Meeting even if you have previously submitted your vote.
Our Choice to Hold a Virtual Meeting this Year
Our board of directors has decided once again to hold the Annual Meeting virtually this year. We believe the virtual meeting format increases the opportunity for all stockholders to participate and communicate their views to a much wider audience. Stockholder rights are not affected. We may consider a change in our virtual-only meeting practice in the future, but we feel a virtual-only meeting is the right choice for Xos and its stockholders at this time.
Deadline for Receipt of Stockholder Proposals / Nominations
Under Securities and Exchange Commission ("SEC") Rule 14a-8, proposals of stockholders that are intended to be presented by such stockholders at our 2026 annual meeting of stockholders and included in the proxy statement and form of proxy relating to that meeting must be received no later than January 12, 2026. Stockholders wishing to submit proposals for the 2026 annual meeting of stockholders outside of Rule 14a-8 may do so if the proposal was timely received by us under our bylaws, as calculated below. In addition, subject to SEC Rule 14a-4(c), the proxy solicited by our Board for the 2026 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting if notice of the proposal was not timely received by us under our bylaws, as calculated below. Our bylaws provide that to be timely, notice of a nomination for director or other proposal must be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days before the one year anniversary of the date of the preceding year's annual meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board of Directors (the “Board”) of Xos, Inc. is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders, including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. As used in this Proxy Statement, references to “we,” “us,” “our,” “Xos” and the “Company” refer to Xos, Inc. and its subsidiaries. Information contained on, or that can be accessed through, our website is not incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

We intend to first mail the Notice and make this Proxy Statement and the form of proxy card available to stockholders on or about May 4, 2026.

Will I receive any other proxy materials?

No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please go to www.proxyvote.com or call 1-800-579-1639 or send an email to sendmaterial@proxyvote.com. Please have your proxy card in hand when you access the website or call and follow the instructions provided.

How do I attend the Annual Meeting?

You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on April 24, 2026, referred to as the “record date,” or hold a valid proxy for the Annual Meeting. To be admitted and vote at the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/XOS2026 and enter the 16-digit Control Number found next to the label “Control Number” on your Notice or proxy card, or in the email sending you the Proxy Statement. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the Annual Meeting if you have questions about obtaining your control number/proxy to vote. If you do not have a Control Number, you will be able to view the meeting webcast by visiting www.virtualshareholdermeeting.com/XOS2026 and registering as a guest, but you will not be able to vote your shares or ask questions during the Annual Meeting if you login as a guest.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

We encourage you to access the Annual Meeting before it begins and allow reasonable time for the check-in procedures. Online check-in will start approximately 15 minutes before the Annual Meeting. The Annual Meeting will begin promptly at 11:00 a.m. Pacific Daylight Savings Time on June 23, 2026.

What if I cannot find my Control Number?

Please note that if you do not have your Control Number and you are a registered stockholder, you will still be able to login as a guest. To view the meeting webcast visit www.virtualshareholdermeeting.com/XOS2026 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the Annual Meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting.

Will a list of record stockholders as of the record date be available?

For the ten days prior to the Annual Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of record stockholders beginning June 13, 2026 and until the Annual Meeting, stockholders should email investors@xostrucks.com.

Where can I get technical assistance?

If you have difficulty accessing the Annual Meeting, please call the phone number which will appear on the login screen where technicians will be available to help you.

If we experience technical difficulties at the Annual Meeting and are not able to resolve them within a reasonable amount of time, we may adjourn the Annual Meeting to a later date.

For the Annual Meeting, how do I ask questions of management and our Board?

We plan to have a Q&A session at the Annual Meeting and will include as many stockholder questions as the allotted time permits. Questions may be submitted during the annual meeting through www.virtualshareholdermeeting.com/XOS2026.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, there were 12,056,211 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the record date your shares were registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. You may access the meeting and vote by logging in with your Control Number at www.virtualshareholdermeeting.com/XOS2026. However, since a beneficial owner is not the stockholder of record, you may not vote your shares live at the Annual Meeting unless you follow your broker, bank or other nominee’s procedures for obtaining a legal proxy.

What am I voting on?

There are six (6) matters scheduled for a vote:

•Election of three Class II directors (Proposal 1);

•Ratification of the selection by the Audit Committee of our Board (the “Audit Committee”) of Grant Thornton LLP (“Grant Thornton”) as our independent auditor for the fiscal year ending December 31, 2026 (Proposal 2);

•Approval of the 2026 Amendment to our 2021 Equity Incentive Plan, as amended (the “2021 Plan”), to increase the aggregate number of shares of our common stock reserved for issuance under the 2021 Plan (Proposal 3);

•Approval, on a non-binding advisory basis, the fiscal year 2025 compensation of the Company’s named executive officers (Proposal 4);

•Recommendation, on a non-binding advisory basis, of the frequency of future advisory votes on the Company’s executive compensation (Proposal 5); and

•Approval of the potential issuance of 20% or more of our issued and outstanding common stock at prices that may be less than the Nasdaq Minimum Price to the holder or holders of certain Convertible Promissory Notes (Proposal 6).

What if another matter is properly brought before the Annual Meeting?

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

On Proposal 1, you may vote “For All” to vote for all of the nominees to our Board, “Withhold All” to withhold your vote from all of the nominees, or “For All Except” to vote for all of the nominees except the nominee(s) you specify. For Proposals 2, 3, 4 and 6 you may vote “For” or “Against” or abstain from voting. For Proposal 5, you may vote for every “1 Year,” every “2 Years” or every “3 Years” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote at the Annual Meeting even if you have already voted by proxy.

•To vote during the Annual Meeting, if you are a stockholder of record as of the record date, follow the instructions at www.virtualshareholdermeeting.com/XOS2026. You will need to enter the 16-digit Control Number found on your Notice or in the email sending you the Proxy Statement.

•To vote prior to the Annual Meeting (until 8:59 p.m. Pacific Daylight Savings Time on June 22, 2026), you may vote via the Internet; by telephone; or by completing and returning your proxy card, as described below.

•To vote using the proxy card, simply complete, sign and date the proxy card that may have been delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and Control Number from the Notice. Your telephone vote must be received by 8:59 p.m., Pacific Daylight Savings Time on June 22, 2026 to be counted.

•To vote through the internet prior to the Annual Meeting, go to www.proxyvote.com and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the company number and Control Number from the Notice. Your internet vote must be received by 8:59 p.m. Pacific Daylight Savings Time on June 22, 2026 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form containing voting instructions from that organization rather than from Xos. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Beneficial owner of shares held in street name should generally be able to vote by returning a voting instruction form, or by telephone or on the internet. However, the availability of telephone and internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner of shares held in street name, you may not vote your shares live at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of the record date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:

•“For” the election of each of the three nominees for Class II directors;

•“For” the ratification of the selection of Grant Thornton as our independent auditors for the fiscal year ending December 31, 2026;

•“For” the approval of the 2026 Amendment to the 2021 Plan to increase the aggregate number of shares of our common stock reserved for issuance under the 2021 Plan;

•“For” the approval, on a non-binding advisory basis, of the fiscal year 2025 compensation of our named executive officers (Proposal 4);

•For holding future non-binding advisory votes on our executive compensation every “1 Year” (Proposal 5); and

•“For” the approval of the potential issuance of 20% or more of our issued and outstanding common stock at prices that may be less than the Nasdaq Minimum Price to the holder or holders of certain Convertible Promissory Notes and any change of control that me be deemed to occur as a result of such issuance (Proposal 6).

If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion for certain proposals. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. All brokers registered as members with NYSE are subject to NYSE rules and, accordingly, NYSE rules apply to the voting of all shares held in a brokerage account, including shares of a company like ours listed on Nasdaq. In this regard NYSE has asserted that Proposals 1, 3, 4, 5 and 6 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on this proposal in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•You may submit another properly completed proxy card with a later date.

•You may grant a subsequent proxy by telephone or through the internet.

•You may send a timely written notice that you are revoking your proxy to Xos’s General Counsel at 3550 Tyburn Street, Los Angeles, CA 90065. Such notice will be considered timely if it is received at the indicated address by the close of business on the business day one week preceding the date of the Annual Meeting.

•You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

Stockholders of the Company may submit proposals that they believe should be voted upon at our Annual Meeting or nominate persons for election to the Board.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), stockholder proposals meeting certain requirements may be eligible for inclusion in our proxy statement for our 2027 Annual Meeting. To be eligible for inclusion in our 2027 proxy statement, any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than January 4, 2027, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholders not seeking to include proposals in our proxy statement for our 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act are subject to different submission requirements. To be timely, a stockholder’s notice must be received by the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the 2026 Annual Meeting, unless the date of the 2027 Annual Meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the 2026 Annual Meeting. For our 2027 Annual Meeting, this means that any such proposal or nomination must be submitted no earlier than February 23, 2027 and no later than March 25, 2027. If the date of the 2027 Annual Meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the 2026 Annual Meeting, the stockholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2027 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company.

In addition to satisfying the foregoing requirements under our bylaws, stockholders who intend to solicit proxies in support of director nominees other than Xos’s nominees must also comply with the additional requirements of the universal proxy rules in Rule 14a-19 of the Exchange Act, including that they provide notice that sets forth the information required by Rule 14a-19(b) no later than April 24, 2027.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, (a) for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes for each nominee, if any; (b) for the non-binding advisory vote on the frequency of future advisory votes on executive compensation, votes for every “1 Year,” every “2 Years” and every “3 Years” and broker non-votes, if any; and (c) with respect to the other proposals, votes “For,” “Against,” abstentions and, if applicable, broker non-votes. An abstention will be counted towards the vote total for Proposals 2, 3, 4, 5 and 6 and will have the same effect as an “Against” vote for Proposals 2, 3 and 4, and will be considered by the Board when evaluating the intent of our stockholders with respect to Proposal 5. Broker non-votes on Proposals 1, 3, 4, 5 and 6 will have no effect and will not be counted towards the vote total for any of these proposals. Because Proposal 2 is considered a “routine” proposal, we do not anticipate any broker non-votes with respect to this proposal.

What are “broker non-votes”?

A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to “routine” matters but does not vote on “non-routine” matters because you did not provide voting instructions on these matters. These un-voted shares with respect to the “non-routine” matters are counted as “broker non-votes.” NYSE has asserted that Proposals 1, 3, 4, 5 and 6 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with these proposals. NYSE has advised us that Proposal 2 is considered to be a “routine” matter under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non- Votes

1	Election of three Class II Directors
Nominees receiving the most “For” votes of the shares present in person by remote communication or represented by proxy and entitled to vote on the matter (plurality); withheld votes will have no effect.
			Not applicable	No effect

2	Ratification of the selection of Grant Thornton as our independent auditors for fiscal year 2026	“For” votes from the holders of a majority of shares present by remote communication or represented by proxy and entitled to vote on the matter.	Against	Not applicable(1)

3	Approval of the 2026 Amendment to the 2021 Plan	“For” votes from the holders of a majority of shares present by remote communication or represented by proxy and entitled to vote on the matter.	Against	No effect

4	Non-binding advisory vote on the fiscal year 2025 compensation of our named executive officers	This vote is advisory, and therefore not binding on us or our board. However, our board and its compensation committee will consider the outcome of this vote when considering future executive compensation arrangements as they deem appropriate.	Against	No effect
5	Non-binding advisory vote on the frequency of future advisory votes on executive compensation	This vote is advisory, and therefore not binding on us or our board. Our board values the opinions that our stockholders express in their votes and will consider the outcome of this vote when considering how frequently we should conduct an advisory vote on our executive compensation as it deems appropriate.	Will result in the alternatives receiving fewer votes	Will result in the alternatives receiving fewer votes
6
Approval of the potential issuance of 20% or more of our issued and outstanding common stock at prices that may be less than the Nasdaq Minimum Price to the holder or holders of certain Convertible Promissory Notes and any change of control that may be deemed to occur as a result of such issuance.
		“For” votes from the holders of a majority of shares present by remote communication or represented by proxy and entitled to vote on the matter.	Against	No effect

(1)    This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the Annual Meeting by remote communication or represented by proxy. On the record date, there were 12,056,211 shares of Common Stock outstanding and entitled to vote. Thus, the holders of at least 6,028,106 shares must be present via remote communication or represented by proxy at the Annual Meeting to have a quorum.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

What happens if the Annual Meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned Annual Meeting. You will still be able to change your proxy until it is voted.

Any adjournment of the Annual Meeting can be accessed at the same website listed above and you may vote at any postponement or adjournment using the same control number.

PROPOSAL 1
ELECTION OF DIRECTORS
Classified Board
Our Board is divided into three classes, designated as Class I, Class II and Class III, respectively. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on our Board may be filled by a majority of the directors then in office, even though less than a quorum of our Board, or by a sole remaining director. A director elected by our Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board presently has nine members. There are three Class II directors whose terms of office expire in 2026. Each of Mr. Mattson and Mr. Sordoni was previously elected by our stockholders. Ms. Yake was appointed as a director by our Board in December 2021. The Board has nominated Messrs. Mattson and Sordoni and Ms. Yake for election as Class II directors. If elected at the Annual Meeting, each of these nominees would serve until the 2029 annual meeting of stockholders and until the director’s successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting, either in person or by remote communication. Seven of the Company’s then-serving eight directors attended the 2025 Annual Meeting.

Directors are elected by a plurality of the votes of the holders of shares present by remote communication or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected.

Directors

The following table sets forth certain information regarding our current directors as of April 24, 2026:

Name	Class	Age	Positions
Dakota Semler	Class III	34	Chief Executive Officer, Chair of our Board of Directors
Giordano Sordoni	Class II	34	Chief Operating Officer, Director
Stuart Bernstein(1)(2)	Class III	62	Director
George N. Mattson(1)(3)	Class II	60	Director
Dietmar Ostermann(1)(2)(3)(4)	Class III	64	Director
Ed Rapp(1)(2)	Class I	69	Director
Michael Richardson(2)(3)	Class I	69	Director
John F. Smith(1)	Class I	75	Director
Alice Yake(3)	Class II	47	Director
__________________
(1) Member of our Audit Committee.
(2) Member of our Compensation Committee.
(3) Member of our Nominating and Corporate Governance Committee.
(4) Lead independent director.

Each of our directors, including our current nominees, was nominated based on the assessment of our Nominating Committee and our Board that he or she has demonstrated: relevant business experience; excellent decision-making ability; good judgment; and personal integrity and reputation. Our Board consists of, and seeks to continue to include, persons whose diversity of skills, experience and background are complementary to those of our other directors.

Nominees for Election for a Three-year Term Expiring at the 2029 Annual Meeting

George N. Mattson. Mr. Mattson has served as a member of our Board since August 2021, prior to which Mr. Mattson served as a director of NextGen Acquisition Corporation (“NextGen”), our predecessor, since October 2020. Mr.

Mattson has served as the Chief Executive Officer and director of Wheels Up Experience Inc. (NYSE: UP), a leading provider of on-demand private aviation in the U.S., since September 2023. Mr. Mattson is a private investor in public and private companies and was the co-founder and co-Chairman of NextGen and NextGen Acquisition Corp. II (“NextGen II”), both special purpose acquisition companies, prior to their mergers in 2021 with Xos, Inc. and Virgin Orbit Holdings, respectively. Mr. Mattson served as a Partner and Co-Head of the Global Industrials Group in Investment Banking at Goldman, Sachs & Co. from November 2002 through August 2012. Mr. Mattson joined Goldman Sachs in 1994 and served in a variety of positions before becoming Partner and Co- Head of the Global Industrials Group. Mr. Mattson formerly served as a director of Delta Air Lines, Inc. (NYSE: DAL) from October 2012 to October 2023, Virgin Galactic Holdings, Inc. (NYSE: SPCE) from October 2019 to June 2023, and Virgin Orbit Holdings, Inc. (Nasdaq: VORB) from December 2021 to August 2023, NextGen II from January 2021 to December 2021 and Air France-KLM S.A. (PAR: AF) from 2017 until February 2021. Mr. Mattson holds a B.S. degree in Electrical Engineering from Duke University and an M.B.A. from the Wharton School of the University of Pennsylvania.

Mr. Mattson is qualified to serve on our Board due to his substantial strategic, financial and transactional experience and deep expertise in the industrial sector, and his experience serving as a director for various public and private companies.

Giordano Sordoni. Mr. Sordoni has served as our Chief Operating Officer and a member of our Board since August 2021. Mr. Sordoni is a Co-Founder of Xos and served as Chief Operating Officer and a director of Legacy Xos (as defined below) from September 2016 to August 2021. Prior to Xos, Mr. Sordoni served as Co-Founder at Calibur Inc., a startup consulting business advising early-stage businesses, from August 2015 to August 2016. Mr. Sordoni was Director of Marketing at Malibu Family Wines, a wine production company, from July 2014 to June 2016. Mr. Sordoni holds a B.A. in International Business and Marketing from George Washington University.

Mr. Sordoni is qualified to serve on our Board due to his experience serving as Xos’s Co-Founder and Chief Operating Officer, as well as overseeing operations of multiple fleets ranging from Class 2 to Class 6 medium-duty shuttle and delivery vehicles.

Alice Yake (Jackson). Ms. Yake has served as a member of our Board since December 2021. In April 2025, Ms. Yake began serving as VP – Grid Modeling Initiative of Breakthrough Energy. Previously, Ms. Yake served as Senior Vice President, System Strategy and Chief Planning Officer at Xcel Energy Inc. (Nasdaq: XEL), a major U.S. electricity and natural gas company, from June 2022 to March 2025. From May 2018 to June 2022, she served as President of Xcel Energy - Colorado. From September 2016 to May 2018, she served as Associate Vice President of Strategic Revenue Initiatives at Xcel Energy Inc. Ms. Yake has been a director of Liberty Energy Inc. (NYSE:LBRT) since October 2025. Ms. Yake is Chair of the Board of Directors of the Smart Electric Power Alliance, and sits on the boards of the Denver Museum of Nature and Science, Mile High United Way, Colorado Concern, and the American Red Cross CO/WY Chapter. Ms. Yake received a B.S. in Management Information Systems from Texas A&M University and completed the Harvard Business School Program for Leadership Development.

Ms. Yake is qualified to serve on our Board due to her energy infrastructure expertise and public company management experience.

Directors Continuing in Office Until the 2027 Annual Meeting

Stuart Bernstein. Mr. Bernstein has served as a member of our Board since October 2022. Mr. Bernstein is the Founder and Managing Member of Sustainable Capital LLC, a sustainable investment firm. Prior to that, he was a long-time partner at Goldman Sachs & Co. (“Goldman Sachs”), where during his 25-year career he founded and managed the Clean Technology and Renewables Group within the investment banking division, working with many of the firm’s corporate and investor clients focused on sustainability. He also ran the Venture Capital Coverage effort, was co-head of Equity Capital Markets and Global Head of the Technology Capital Markets Team where he advised on capital markets strategies and transactions with hundreds of late-stage private and early-stage public growth companies. Mr. Bernstein is also: Strategic Advisor to G2VP, a sustainable venture and growth investment firm; Senior Advisor to Story3 Capital Partners, a consumer, commerce, and content private equity firm; Advisory Board Member of Kimpact, a national affordable housing fund with a focus on environmental and social impact; Strategic Advisor to Corner Development Founders, pursuing real estate redevelopment through tenant upgrades, multi-family additions and sustainable improvements; and Advisory Board Member to Upwell Water, a company committed to creating tech-enabled water resources and infrastructure to solve the World’s water needs. Mr. Bernstein has been a Board Member of the Haas School of Business since January 2008, served as a Trustee of the University of California, Berkeley from September 2012 to August 2021, and served on the Advisory Board of the Lawrence Berkeley National Lab from August 2018 to December 2020. Previously, Mr. Bernstein served as an advisor to our predecessor company, NextGen, and NextGen II. Mr. Bernstein earned a B.S., Phi Beta Kappa, from the University of California, Berkeley and an MBA and MPA from the Harvard Business School and the Harvard Kennedy School, respectively.

Mr. Bernstein is qualified to serve on our Board due to his strong strategic investment and transactional experience and deep understanding of clean technology and renewable energy.

Dietmar Ostermann. Mr. Ostermann has served as a member of our Board since March 2024, prior to which he served as a director of ElectraMeccanica since July 2022. Mr. Ostermann has consulted for a wide range of original equipment manufacturers (including Navistar, Daimler Truck, Proterra, Ashok Leyland, FAW, GM, Ford, Stellantis, Rivian, BMW, Mercedes, VW, Nissan and Hyundai) as well as many auto suppliers (including American Axle, Dana, Denso, Magna, Metalsa, and ZF) on topics of business strategy, product development and operations improvement. Mr. Ostermann most recently served as PricewaterhouseCoopers’s (“PwC’s”) Global and US Auto Advisory Leader based in Detroit, MI for 11 years. Prior to PwC, he led the global auto practice of management consulting firm PRTM in Boston, MA. Prior to that, he spent 17 years at the management consulting firm A.T. Kearney in the United States and Germany, where he served as Chief Executive Officer for three years. Mr. Ostermann currently serves as an independent director for auto suppliers Shape Corp, North American Stamping Group and Vistech, and as an advisory board member of EV Charger manufacturer and charging software solutions provider ChargePoint (Nasdaq:CHPT). Mr. Ostermann holds a bachelor’s degree in Industrial Engineering and Business from the University of Hamburg in Germany and a master’s degree in industrial and Systems Engineering and Business from the University of Southern California.

Mr. Ostermann is qualified to serve on our Board due to his extensive experience in the automotive industry.

Dakota Semler. Mr. Semler has served as our Chief Executive Officer and the Chair of our Board since August 2021. Mr. Semler is a Co-Founder of Xos and served as Chief Executive Officer and a director of Legacy Xos (as defined below) from September 2016 to August 2021. Prior to Xos, Mr. Semler served as Chief Executive Officer of Malibu Management Services, a hospitality operator, and Bucket List Experiences, a tour operator company from 2014 to 2016. Mr. Semler was also an independent contractor for TSG Group, a real estate holding company, from 2014 to 2016. Mr. Semler attended California State University and George Washington University.

Mr. Semler is qualified to serve on our Board due to his experience serving as Xos’s Co-Founder and Chief Executive Officer, as well as managing fleet operations for multiple fleets ranging from Class 2 light-duty vehicles to Class 8 short-haul vehicles.

Directors Continuing in Office Until the 2028 Annual Meeting

Ed Rapp. Mr. Rapp has served as a member of our Board since August 2021. Prior to his retirement in 2016, Mr. Rapp was a Caterpillar Inc. (NYSE: CAT) Group President. During his time in the Caterpillar executive office, Mr. Rapp led Resource Industries and Construction Industries and served as the company’s Chief Financial Officer. Mr. Rapp also serves as a director of AbbVie, Inc. (NYSE: ABBV) and previously served as a director of FM Global. Mr. Rapp holds a BSBA in Finance from University of Missouri - Columbia.

Mr. Rapp is qualified to serve on our Board due to his strong public company board experience, public company CFO experience, and a deep understanding of running a large industrial business.

Michael Richardson. Mr. Richardson has served as a member of our Board since March 2024, prior to which he served as Vice-Chair of the ElectraMeccanica board of directors, of which he was a member since November 2022. Mr. Richardson served as Interim Chief Executive Officer of Dura Automotive, an independent designer and manufacturer of automotive components, from March 2020 to September 2020. Mr. Richardson served as President of Nexteer Automotive from June 2016 to January 2020 and also served as Executive Board Director of Nexteer Automotive from April 2013 to January 2020. Mr. Richardson has been serving as a director of Shape Corporation since February 2018, and served as a director of Dura Automotive Systems LLC from September 2020 to December 2024. Mr. Richardson holds a bachelor’s degree in Mechanical Engineering from Kettering University and a master’s degree in Business Administration from Central Michigan University.

Mr. Richardson is qualified to serve on our Board due to his technical expertise in product development and public company experience.

John F. Smith. Mr. Smith has served as a member of our Board since August 2025. Mr. Smith has been Principal of Eagle Advisors LLC, a strategy development and performance improvement consultancy since 2011. Mr. Smith previously served on the board of directors of: TI Fluid Systems plc (LON: TIFS), from 2017 to 2025; American Axle & Manufacturing (NYSE: AXL), from 2011 to 2025; Covisint Corp (Nasdaq: COVS), where he was Chairman from 2016 until its sale in 2017; and CEVA Logistics (SIX:CEVAL), from 2013 until it was taken private in 2019. In 2010, Mr. Smith retired as Group Vice President of General Motors, Corporate Planning and Alliances, after over forty-two years with GM. Mr. Smith also serves on the board, and as Secretary and Treasurer of Jeremie Rising, a 501(c)(3) non-profit organization he co-founded in 2019 dedicated to providing medical, educational and shelter-related relief to Haitians living in and around Jérémie, Haiti.

Mr. Smith is qualified to serve on our Board due to his extensive experience with OEM strategy, public company investor relations, capital-raising and human resources, as well as his financial expertise.

RECOMMENDATION OF OUR BOARD:

Our Board unanimously recommends that you vote “FOR” the election of the nominees listed above.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Board Membership Criteria
Our Board considers director nominee recommendations from the Nominating and Corporate Governance Committee of our Board (the “Nominating and Corporate Governance Committee”). Director candidates should have certain minimum qualifications, including being able to read and understand basic financial statements and having the highest personal integrity and ethics. In considering candidates recommended by the Nominating and Corporate Governance Committee, our Board also considers factors such as: (i) possessing relevant expertise upon which to be able to offer advice and guidance to management; (ii) having sufficient time to devote to our affairs; (iii) demonstrating excellence in his or her field; (iv) having the ability to exercise sound business judgment; (v) experience as a board member or executive officer of another publicly held company; and (vi) having a diverse personal background, perspective, and experience. Our Board reviews candidates for director nomination in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders.
The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of our Board. In the case of incumbent directors whose terms of office are set to expire, the Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. To compile a list of potential director candidates, the Nominating and Corporate Governance Committee uses its network of contacts and may also engage, if it deems appropriate, a professional search firm. The function of the professional search firm would be to identify potential candidates, including those with diverse attributes, facilitate meetings with the candidates, conduct diligence regarding the candidate and confirm such candidate’s background. After identifying the potential candidates, the Nominating and Corporate Governance Committee, or the third-party search firm, if used, would then conduct any appropriate and necessary inquiries into the backgrounds and qualifications of such possible candidates after considering the function and needs of our Board.
The Nominating and Corporate Governance Committee also determines whether the director candidate is independent for purposes of the Nasdaq Stock Market (“Nasdaq”), which determination is based upon applicable Nasdaq listing rules, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee would then meet to discuss and consider the candidates’ qualifications and then select a nominee for recommendation to our Board by majority vote.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to our Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 3550 Tyburn Street, Los Angeles, CA 90065, Attention: General Counsel, in accordance with the timeline outlined in our Bylaws. Submissions must include, among other things, the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Director Independence
Each of the directors on our Board other than Dakota Semler and Giordano Sordoni qualifies as an independent director, as defined under the Nasdaq listing rules, and our Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications and operations of the Audit Committee of the Board (the “Audit Committee”) and the Compensation Committee of the Board (the “Compensation Committee”).
As required under the Nasdaq listing standards, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by our Board. Our Board consults with the Company’s counsel to ensure that our Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, our Board has affirmatively determined that the following seven directors are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Bernstein; Mr. Mattson; Mr. Ostermann; Mr. Rapp; Mr. Richardson; Mr. Smith; and Ms. Jackson. Luisa Ingargiola, who left the Board during 2025, was determined to be “independent” during the period she served on the Board in 2025. In making these determinations, our Board considered the current and prior relationships that each director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our shares by each director and the transactions described in the section titled “Certain Related Person Transactions” and found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.
Board Leadership Structure
Our Board is currently chaired by the Chief Executive Officer of the Company, Mr. Semler. Our Board also has an appointed lead independent director, who was Mr. Mattson for the first half of 2025 and Mr. Ostermann starting July 1, 2025.
The Company believes that combining the positions of Chief Executive Officer and Chair helps to ensure that our Board and management act with a common purpose. In the Company’s view, separating the positions of Chief Executive Officer and Chair has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken the Company’s ability to develop and implement strategy. Instead, the Company believes that combining the positions of Chief Executive Officer and Chair provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/Chair is better positioned to act as a bridge between management and our Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Chair with an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer) as compared to a relatively less informed independent Chair.
Our Board had appointed Mr. Mattson, and more recently, has appointed Mr. Ostermann as the lead independent director to help reinforce the independence of our Board as a whole. The position of lead independent director has been structured to serve as an effective balance to a combined Chief Executive Officer/Chair. The lead independent director is empowered, among other duties and responsibilities, to approve agendas and meeting schedules for regular Board meetings, preside over Board meetings in the absence of the Chair, preside over and establish the agendas for meetings of the independent directors, act as liaison between the Chair and the independent directors, approve information sent to our Board, preside over any portions of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed and, as appropriate upon request, act as a liaison to stockholders. In addition, it is the responsibility of the lead independent director to coordinate between our Board and management with regard to the determination and implementation of responses to any problematic risk management issues. As a result, the Company believes that the lead independent director can help ensure the effective independent functioning of our Board in its oversight responsibilities. In addition, the Company believes that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and our Chair, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors. In light of the Chief Executive Officer’s extensive history with and knowledge of the Company, and because our Board’s lead independent director is empowered to play a significant role in our Board’s leadership and in reinforcing the independence of our Board, the Company believes that it is advantageous for the Company to combine the positions of Chief Executive Officer and Chair.
Role of the Board in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us, and the Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The

Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee of our Board (the “Compensation Committee”) assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.
Meetings of the Board of Directors
Our Board met 11 times, and acted by unanimous written consent in lieu of a meeting on eight occasions, during fiscal year 2025. Each member of our Board attended 75% or more of the aggregate number of meetings of our Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member, except Mr. Mattson, who attended 73% of such meetings.
As required under applicable Nasdaq listing standards, in fiscal year 2025, the Company’s independent directors met three times in regularly scheduled executive sessions at which only independent directors were present.
Board Committees
Our Board has established three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. Our Board adopted a charter for each of these committees, which complies with the applicable requirements of current Nasdaq rules. We will comply with future requirements to the extent they will be applicable to us. Copies of the charters for each committee are available on the investor relations portion of our website at https://www.xostrucks.com/corporate-governance. The information provided on, or accessible through, our website is not a part of this Proxy Statement, nor is such information incorporated by reference herein, and such information should not be relied upon in determining whether to make an investment in our common stock.
Audit Committee
The Audit Committee consists of Ed Rapp, Stuart Bernstein, Dietmar Ostermann, George Mattson and John F. Smith. Ms. Yake and Messrs. Rapp, Bernstein and Mattson served on the Audit Committee throughout 2025, with our standing committees being reconstituted effective January 1, 2026. In addition, former director, Ms. Ingargiola, served on the Audit Committee from prior to 2025 until her resignation from our Board, effective June 24, 2025. Our Board determined that each of the members of the Audit Committee satisfies the independence requirements of Nasdaq and Rule 10A-3 under the Exchange Act. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, our Board examined each Audit Committee member’s scope of experience and the nature of their prior and/or current employment.
Mr. Rapp serves as the chair of the Audit Committee. Our Board determined that each of Messrs. Rapp, Ostermann and Smith qualifies (and that Ms. Ingargiola qualified) as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq listing rules. In making this determination, our Board considered such director’s formal education and previous experience in financial roles. Both our independent auditors and management periodically meet privately with the Audit Committee.
The Audit Committee met three times, and acted by unanimous written consent on five occasions, during fiscal year 2025 and is actively involved in the review and oversight of the Company’s financials, the development of the Company’s internal controls and accounting functions, among the committee’s other responsibilities.
The functions of this committee include, among other things:
•oversee the Company’s accounting and financial reporting processes, systems of internal control, financial statement audits and the integrity of the Company’s financial statements;
•manage the selection, engagement terms, fees, qualifications, independence, and performance of the Company’s auditors;
•maintain and foster an open avenue of communication with the Company’s management, internal audit function and auditors;
•review any reports or disclosures required by applicable law and stock exchange listing requirements;
•oversee the design, implementation, organization and performance of the Company’s internal audit function;

•help the Board oversee the Company’s legal and regulatory compliance, including risk assessment and management practices and policies;
•provide regular reports and information to the Board;
•review with management and the auditors the results of the Company’s annual financial statement audit;
•review the annual audited financial statements and the quarterly financial statements and recommend to the Board whether the proposed annual audited financial statements should be included in the Company’s Annual Report on Form 10-K;
•review the Company’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in its periodic reports to be filed with the SEC;
•review any proposed earnings press releases and other financial information and guidance regarding the Company’s results of operations to be provided publicly or to ratings agencies;
•review significant issues regarding accounting principles and financial-statement presentation;
•review the Company’s processes and policies on risk identification, management and assessment in all areas of the Company’s business, including financial and accounting;
•confer with management and the auditors concerning the scope, design, adequacy and effectiveness of internal control over financial reporting and the Company’s disclosure controls and procedures;
•oversee procedures for receiving, retaining and investigating complaints regarding accounting, internal accounting controls or auditing matters or other complaints or submissions delegated to the committee by the Board;
•review the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure compliance with applicable laws and stock exchange listing requirements;
•review and approve, in accordance with the Company’s policies, any related party transaction as defined by applicable law or stock exchange listing requirements; and
•evaluate the committee’s performance and review and assess the adequacy of the committee’s charter and recommend any proposed changes to the Board for its consideration.
Our Board has adopted a written Audit Committee charter that is available to stockholders on our website at https://www.xostrucks.com/corporate-governance.

Report of the Audit Committee of the Board of Directors*
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities Exchange Commission (the “SEC”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Ed Rapp (chair)
Stuart Bernstein
George N. Mattson
Dietmar Ostermann
John F. Smith
____________
*The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee
Commencing January 1, 2026, the Compensation Committee has consisted of Dietmar Ostermann, Stuart Bernstein, Ed Rapp and Michael Richardson. Throughout 2025, the Compensation Committee consisted of Mr. Ostermann, Mr. Bernstein, George Mattson and Mr. Rapp. Mr. Mattson served as the chair of the Compensation Committee until April 3, 2025, when Mr. Mattson stepped down as chair of the Compensation Committee and the Board appointed Mr. Ostermann as the new chair. Our Board has determined that each of the members of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfies the independence requirements of Nasdaq.
The Compensation Committee met six times, and acted by unanimous written consent on five occasions, during fiscal year 2025 and is actively involved in reviewing and defining our approach to compensation, including overall and executive compensation.
The functions of the committee include, among other things:
•help the Board oversee the Company’s compensation policies, plans and programs with a goal to attract, incentivize, retain and reward top quality executive management and employees;
•review and determine the compensation to be paid to the Company’s executive officers and directors;
•when required, review and discuss with management the Company’s compensation disclosures in the “Compensation Discussion and Analysis” section of the Company’s annual reports, registration statements, proxy statements or information statements filed with the SEC;
•when required, prepare and review the committee report on executive compensation included in the Company’s annual proxy statement in accordance with applicable rules and regulations of the SEC;
•review, oversee and approve (or make recommendations to the Board for approval of) the Company’s overall compensation strategy and policies;
•review and approve (or make recommendations to the Board for approval of) the compensation and other terms of employment of the Company’s Chief Executive Officer and evaluate the Chief Executive Officer’s performance in achieving corporate performance goals and objectives;
•review and approve (or make recommendations to the Board for approval of) the compensation, individual and corporate performance goals and objectives and other terms of employment of the Company’s other executive officers and evaluate their individual performance;
•develop and periodically review with the Company’s Chief Executive Officer the plans for succession for the Company’s executive officers (with the exception of the Chief Executive Officer);
•review and recommend to the Board for its approval the type and amount of compensation to be paid or awarded to Board members;
•adopt, amend, terminate, and administer the Company’s equity awards, pension, and profit sharing plans, bonus plans, benefit plans and other similar programs; and
•evaluate the committee’s performance and review and assess the adequacy of the committee’s charter and recommend any proposed changes to the Board for its consideration.
The composition and function of the Compensation Committee comply with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and Nasdaq listing rules. We will comply with future requirements to the extent they become applicable to us.
Our Board has adopted a written Compensation Committee charter that is available to stockholders on our website at https://www.xostrucks.com/corporate-governance.

Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets on a regular schedule several times per year. The agenda for each meeting is usually developed in coordination with the Chair of the Compensation Committee, in consultation with the Chief Executive Officer and the General Counsel. Various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings.
The Chief Executive Officer does not participate in, and is not present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities, and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.
Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to our Compensation Committee by the Chief Executive Officer. For all executives and directors, as part of its deliberations the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives and directors in various hypothetical scenarios, and executive and director stock ownership information.
The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, during fiscal year 2023 the Compensation Committee had engaged the services of Meridian LLP (“Meridian”) as its independent outside compensation consultant to provide services to our Board, including market-based analysis of executive compensation arrangements for our management team, which the Compensation Committee relied upon in setting the compensation of the named executive officers in fiscal year 2024. The Compensation Committee has not retained any independent outside compensation consultants since fiscal year 2023.
Neither Meridian nor any of its affiliates had or maintain any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee evaluated whether any work provided by Meridian raised any conflict of interest for services performed during 2023 and determined that it did not.
During 2023, Meridian’s services were limited to advising on executive and director compensation, employee equity plans, and other broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.
Compensation Committee Interlocks and Insider Participation
Throughout 2025, the Compensation Committee consisted of George Mattson, Stuart Bernstein, Dietmar Ostermann and Ed Rapp. Mr. Mattson served as chair until April 3, 2025, when Mr. Ostermann took over the gavel. None of the members of the Compensation Committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the Board or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee consists of Alice Yake, George Mattson, Dietmar Ostermann and Michael Richardson. Ms. Yake serves as the chair of the Nominating and Corporate Governance Committee. Mr. Ostermann was appointed to the Nominating and Corporate Governance Committee effective January 1, 2026. Our Board has determined that each of the members of the Nominating and Corporate Governance Committee satisfies the independence requirements of Nasdaq.
The functions of this committee include, among other things:
•help the Board oversee the Company’s corporate governance functions and develop, update as necessary and recommend to the Board the governance principles applicable to the Company;

•identify, evaluate and recommend and communicate with candidates qualified to become Board members or nominees for directors of the Board consistent with criteria approved by the Board;
•periodically review the performance of the Board, including the Board committees and management, and make recommendations to the Board for areas of improvement;
•oversee the Board’s committee structure and operations, including authority to delegate to subcommittees and committee reporting to the Board;
•periodically review and make recommendations to the Board regarding the Company’s process for stockholder communications with the Board;
•consider possible conflicts of interest of officers and directors as set forth in the Company’s Code of Conduct, and make recommendations to the Board to prevent, minimize or eliminate such conflicts of interest;
•periodically review and assess the Company’s corporate governance guidelines and the Code of Conduct, and, as appropriate, recommend changes to the Board for its consideration;
•develop and periodically review with the Company’s Chief Executive Officer the plans for succession for the Company’s Chief Executive Officer, as it sees fit, and make recommendations to the Board with respect to the selection of appropriate individuals to succeed to this position;
•consider the Board’s leadership structure, including the separation of the chairperson of the Board and Chief Executive Officer roles and/or appointment of a lead independent director of the Board, either permanently or for specific purposes, and make such recommendations to the Board with respect thereto as the Committee deems appropriate;
•periodically review the processes and procedures used by the Company to provide information to the Board and its committees and the scope of such information and make recommendations to the Board and management for improvement as appropriate; and
•evaluate its performance and review and assess the adequacy of the committee’s charter and recommend any proposed changes to the Board for its consideration.
The composition and function of the Nominating and Corporate Governance Committee comply with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and Nasdaq listing rules. We will comply with future requirements to the extent they become applicable to us.
Our Nominating and Corporate Governance Committee met six times, and acted by unanimous written consent on four occasions, during fiscal year 2025 and is actively involved in our governance and operations.
Our Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on our website at https://www.xostrucks.com/corporate-governance.
Communications With the Board of Directors
Any stockholder or any other interested party who desires to communicate with our Board, or any specified individual director, may do so by directing such correspondence to the attention of our Corporate Secretary at our offices at 3550 Tyburn Street, Los Angeles, California 90065. Communications received are distributed to an independent Board member, as well as other members of our Board, as appropriate, depending on the facts and circumstances outlined in the communication received, within the discretion of our secretary.
Code of Conduct for Employees, Executive Officers and Directors
Our Board adopted a Code of Conduct (the “Code of Conduct”), applicable to all of our employees, officers (including our principal executive officer, principal financial officer and principal accounting officer) and directors. The Code of Conduct is available on our website at https://www.xostrucks.com/corporate-governance. The Nominating and Corporate Governance Committee of our Board is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. Any amendments to the Code of Conduct, or any waivers of its requirements, that apply to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, will be disclosed on our website within the time period required by the SEC. Upon request to our secretary, we will provide a copy of our Code of Conduct to any person without charge.
Corporate Governance Guidelines
Our Board adopted the Xos, Inc. Corporate Governance Guidelines to assure that our Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board intends to follow with respect to Board composition and selection including diversity, Board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and Board committees and director compensation. The Corporate Governance Guidelines, as well as the charters for each committee of our Board, may be viewed on our website at https://www.xostrucks.com/corporate-governance.
Insider Trading and Hedging Policy
We have adopted the Xos, Inc. Amended and Restated Insider Trading Policy (the “Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of our securities by our directors, officers and employees (including members of their immediate families and anyone with whom they share a household) that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any Nasdaq listing standards applicable to the Company. While the Insider Trading Policy does not apply to the Company directly, the Company seeks to comply with all insider trading laws, rules and regulations, and applicable listing standards in connection with any transactions it may make involving our stock.
Under the Insider Trading Policy, all of our directors, officers, employees and designated consultants are prohibited from engaging in short sales of our securities, trading in derivative securities, including buying or selling puts or calls on our securities, or otherwise engaging in any form of hedging or monetization transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) involving our securities. Our Insider Trading Policy does allow entering into any margin account arrangement or pledging our securities as collateral for a loan with prior approval by us.
The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified by reference to the full text of such policy, as amended, copies of which can be found as Exhibits 19.1 and 19.2 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

DIRECTOR COMPENSATION
Commencing on October 1, 2021, our lead independent director receives an annual cash retainer of $25,000 for his or her service in that role. The chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receive annual cash retainers of $20,000, $10,000 and $10,000, respectively, for their respective committee service. The annual cash retainers are payable in equal quarterly installments in arrears on the last day of each fiscal quarter in which service occurred, prorated for any partial quarter of service.
In January 2022, the Compensation Committee approved a program pursuant to which non-employee directors may elect to receive their annual cash retainers and any other cash compensation they become entitled to receive for serving on our Board in the form of fully vested restricted stock unit awards rather than in cash by executing a form of election and timely delivering the same to the Company.
On August 8, 2022, our Board adopted the Xos, Inc. Third Amended and Restated Non-Employee Director Compensation Policy (as amended from time to time, the “Director Compensation Policy”). Pursuant to this policy, each member of our Board who is not our employee, and who was not otherwise precluded from participation in the Director Compensation Policy, receives the following equity compensation for his or her service as a member of our Board:
•Following each annual meeting of our stockholders if the non-employee director remains in service through the applicable grant date, an annual restricted stock unit award with a value equal to $200,000, which fully vests on the earlier of (i) the first anniversary of the applicable grant date and (ii) the day before the next annual meeting of our stockholders, following the applicable grant date, subject to the individual’s continued service through the vesting date (the “Annual Grant”).
If a Change in Control (as defined in the 2021 Plan) occurs, each non-employee director’s then-outstanding equity awards granted under the policy will vest in full immediately prior to the Change in Control so long as the non-employee director continues to provide service to us through such time.
On March 11, 2026, our Board adopted the Xos, Inc. Fourth Amended and Restated Non-Employee Director Compensation Policy, which added an annual cash retainer of $20,000 for service as a non-employee director of the Company. This annual cash retainer, like those for leadership roles, is payable in equal quarterly installments in arrears on the last day of each fiscal quarter in which service occurred, prorated for any partial quarter of service.
Our policy is to reimburse directors for reasonable and necessary out-of-pocket expenses incurred in connection with attending Board and committee meetings or performing other services in their capacities as directors.
Messrs. Semler and Sordoni do not receive additional compensation for their services as directors.
The following table contains information concerning the compensation of our non-employee directors in fiscal year 2025.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)(3)	All Other Compensation ($)	Total ($)
Stuart Bernstein	-		$199,606	-	$199,606
George Mattson	$15,000	(4)	$213,445	-	$213,445
Dietmar Ostermann	$20,000	(5)	$199,606	-	$219,606
Ed Rapp	$20,000	(6)	$219,298	-	$219,298
Michael Richardson	-		$199,606	-	$199,606
John F. Smith	-		$142,511	-	$142,511
Alice Yake	$10,000	(7)	$204,566	-	$209,566
__________________
(1)Amounts reported represent the aggregate grant date fair value of the RSUs granted to our non-employee directors during 2025 under the 2021 Plan, in each case computed in accordance with ASC 718. The assumptions used in calculating the grant-date fair value of the RSUs reported in this column are set forth in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. This amount does not reflect the actual economic value that may be realized by the director. For Mr. Mattson, Mr. Rapp and Ms. Yake, includes awards of RSUs in lieu of quarterly cash fees for service as committee chair and/or lead independent director which are also reported in the “Fees Earned or Paid in Cash” column (see footnotes 4, 6 and 7).
(2)On July 10, 2025, pursuant to the Director Compensation Policy, Mr. Mattson, Mr. Bernstein, Mr. Ostermann, Mr. Rapp, Mr. Richardson and Ms. Yake were each granted 62,377 RSUs as an Annual Grant. Mr. Smith joined the Board in August 2025, and on October 10, 2025, the Compensation Committee granted Mr. Smith 52,978 RSUs representing a pro rata portion of the Annual Grants received by the other non-employee directors in accordance with the estimated days he would be serving on the board from the 2025 Annual Meeting to the 2026 Annual Meeting.
(3)The table below shows the aggregate number of shares of Common Stock subject to equity awards outstanding for each of our non-employee directors as of December 31, 2025:

Name	Stock Awards (#)
Stuart Bernstein	62,377
George Mattson	62,377
Dietmar Osterman	62,377
Ed Rapp	62,377
Michael Richardson	62,377
John F. Smith	52,978
Alice Yake	62,377
(4)Mr. Mattson earned $15,000 of annual cash retainers during 2025; however, he elected to receive such amounts in fully vested RSUs under the 2021 Plan in lieu of cash payments, in accordance with the Director Compensation Policy described above. On March 31, 2026, Mr. Mattson amended his election to exclude the new annual cash retainer for service as a non-employee director and to terminate his election entirely at the end of calendar 2026.
(5)Mr. Ostermann earned $20,000 of annual cash retainers during 2025.
(6)Mr. Rapp earned $20,000 of annual cash retainers during 2025; however, he elected to receive such amounts in fully vested RSUs under the 2021 Plan in lieu of cash payments, in accordance with the Director Compensation Policy described above.
(7)Ms. Yake earned $10,000 of annual cash retainers during 2025; however, she elected to receive 50% of such amounts in fully vested RSUs under the 2021 Plan in lieu of cash payments, in accordance with the Director Compensation Policy described above.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
General
The Audit Committee of our Board has appointed Grant Thornton LLP (“Grant Thornton”) to serve our independent auditors for the 2026 fiscal year, and we are asking stockholders to ratify this appointment. Grant Thornton has audited the Company’s financial statements since May 2022. Representatives of Grant Thornton are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the appointment of Grant Thornton as the Company’s auditors. However, the Audit Committee of our Board is submitting the appointment of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, then the Audit Committee of our Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of our Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present by remote communication or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of Grant Thornton.
RECOMMENDATION OF OUR BOARD:
Our Board unanimously recommends that you vote “FOR” ratification of the appointment of Grant Thornton to serve as our independent auditors for fiscal year 2026.

INDEPENDENT AUDITORS’ FEES AND SERVICES
Principal Accountant Fees and Services
The Audit Committee of our Board retained Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2025 and 2024. The following tables summarize the aggregate fees billed by Grant Thornton for services performed for the Company for the fiscal years ended December 31, 2025 and 2024, respectively (in thousands):

	Fiscal Year Ended
	December 31, 2025	December 31, 2024
Audit Fees(1)	$667	$687
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$667	$687
(1) Audit Fees include actual fees for the audit of our annual consolidated financial statements, the reviews of interim financial statements included in our Quarterly Reports on Form 10-Q and consents.
Pre-Approval Policies and Procedures.
The charter of the Audit Committee provides that the Committee will approve all audit and non-audit related services that the Company’s independent registered public accounting firm provides to the Company before the engagement begins, unless applicable law and stock exchange listing requirements allow otherwise. The charter also provides that the Audit Committee may establish pre-approval policies and procedures or delegate pre-approval authority to one or more Audit Committee members as permitted by applicable law and stock exchange listing requirements.
All fees billed by Grant Thornton in 2025 and 2024 were pre-approved by the Audit Committee.

PROPOSAL 3
2026 AMENDMENT TO XOS, INC. AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
General
At an extraordinary general meeting of the stockholders of the Company on August 18, 2021, the stockholders of the Company approved the Xos, Inc. 2021 Equity Incentive Plan. Our Board had previously approved the 2021 Plan, subject to stockholder approval, on July 19, 2021 and later ratified the approval on August 20, 2021. At our 2024 Annual Meeting, stockholders approved the Xos, Inc. Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”), which was approved by the Board on April 25, 2024, subject to stockholder approval. At our 2025 Annual Meeting, stockholders approved the 2025 Amendment to the 2021 Plan, which was approved by the Board on May 9, 2025, subject to stockholder approval.
We are now asking stockholders to approve an amendment (the “2026 Amendment”) to the 2021 Plan, which 2026 Amendment was adopted by our Board on April 21, 2026, subject to such stockholder approval. The 2026 Amendment increases the maximum aggregate number of shares of common stock and stock equivalents available for the grant of awards under the 2021 Plan by an additional three million seven hundred forty thousand (3,740,000) shares, but otherwise leaves the 2021 Plan unchanged.
Approval of the 2026 Amendment by our stockholders will allow us to continue to grant equity awards at levels determined to be appropriate by our Board and Compensation Committee in order to secure and retain the services of our employees, consultants and directors, and to align their interests with those of our stockholders. Following approval of the amendment to the 2021 Plan, we intend to file a registration statement on Form S-8 to register the additional shares of common stock that may be issued pursuant to the plan.
Why We Believe It Is Important to Vote to Approve the 2026 Amendment
Equity Awards Are an Important Part of Our Compensation Philosophy
Our Board believes that our future success depends, in large part, on our ability to maintain a competitive position in retaining and motivating our employees, consultants and directors and that the issuance of equity awards is a key element in accomplishing these goals. The amended 2021 Plan will allow us to continue to provide these incentives. Therefore, the Board believes that the approval of the 2026 Amendment is in the best interests of the Company and its stockholders and recommends a vote in favor of this Proposal 3.
The Size of Our Share Reserve Request Is Reasonable
We are requesting that stockholders approve a proposal to add 3,740,000 new shares to the 2021 Plan, which, together with the remaining shares from the existing pool (2,333,755 as of April 24, 2026) and shares added each January via the evergreen provision, will in our estimation provide us with sufficient shares to continue making grants at appropriate levels for the next year or longer.
We do not currently make equity award grants under any plans other than the 2021 Plan. If the 2026 Amendment is approved by our stockholders, future grants will be made under the amended 2021 Plan.
If the 2026 Amendment is not approved by our stockholders, the 2021 Plan will continue in effect, but we will be limited in the grants that we will be able to make, which could place us in a disadvantageous position as compared with our competitors, resulting in decreased employee retention and difficulty in recruiting for key positions.
We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable
We believe that equity awards are a vital part of our overall compensation program. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholder value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees.

Overhang
The following table provides certain additional information regarding our equity incentive program.

As of April 24, 2026
Total number of shares subject to outstanding stock options	406
Weighted-average exercise price of outstanding stock options	$1.04
Weighted-average remaining term of outstanding stock options	4.5 years
Total number of shares subject to outstanding full value awards	2,405,962
Total number of shares available for grant under the 2021 Plan	2,333,755
Total number of shares outstanding	12,056,211
Per-share closing price of common stock as reported on Nasdaq Stock Market	$1.72
Burn Rate
The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal years 2023, 2024 and 2025 (in thousands), as adjusted for our one-for-thirty reverse stock split effected on December 6, 2023.

	Fiscal Year
	2025	2024	2023
Total number of shares subject to stock options granted	—	—	—
Total number of shares subject to time-based full value awards granted	2,909	1,587	665
Total number of shares subject to performance-based full value awards earned	—	—	—
Weighted-average number of shares outstanding	9,360	7,500	5,787
Gross Burn Rate(1)	31.1%	21.2%	11.5%
(1) Calculated as: shares subject to awards granted (or earned, as applicable) as a percentage of weighted-average common shares outstanding for each fiscal year.
The 2021 Plan Reflects Best Practices
The 2021 Plan contains the following provisions:
•No discounted share options or share appreciation rights. All stock options and stock appreciation rights granted under the 2021 Plan must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted (except in the case of awards granted in substitution of target company awards in connection with a corporate transaction).
•Limit on non-employee director compensation. The 2021 Plan contains an annual limit on non-employee director compensation.
•Specific disclosure of equity award vesting upon a corporate transaction. The 2021 Plan specifically provides that in the event of a corporate transaction, if the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding equity awards under the 2021 Plan, or substitute similar equity awards for such outstanding equity awards, then with respect to any such equity awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the transaction, the vesting of such equity awards will be accelerated in full (and with respect to any performance-based equity awards, vesting will be deemed to be satisfied at the target level of performance).

•Administration by independent committee. The 2021 Plan is administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the Nasdaq listing standards.
•Awards subject to forfeiture/clawback. Awards under the 2021 Plan are subject to any clawback policy that may be adopted by the Company from time to time, including our Incentive Compensation Recoupment Policy.
•No liberal corporate transaction definition. The definition of corporate transaction in the 2021 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for corporate transaction provisions in the 2021 Plan to be triggered.
Summary Description of the 2021 Equity Incentive Plan
The principal terms of the 2021 Plan, as amended by the 2025 Amendment and 2026 Amendment, are summarized below. The following summary is qualified in its entirety by the full text of the 2021 Plan, the 2025 Amendment and the 2026 Amendment, which appear as Appendix A, Appendix B and Appendix C to this Proxy Statement and are incorporated herein by reference.
Purpose. The purpose of the 2021 Plan is to provide a means whereby the Company can promote its long-term success and the creation of stockholder value by securing and retaining the services of employees, directors and consultants and encouraging them to focus on critical long-term objectives of the Company; providing incentives for participants to exert maximum efforts for the success of the Company and its affiliates; and providing a means by which participants may be given an opportunity to benefit from increases in the value of the Company through the granting of awards.
Administration. The Board, or a duly authorized committee thereof, will administer the 2021 Plan and is referred to as the “administrator.” The administrator may also delegate to one or more of the Company’s officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under the 2021 Plan, the administrator has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.
Eligibility. Any individual who is an employee of the Company or any of its affiliates, or any person who provides services to the Company or its affiliates, including consultants and members of the Board, is eligible to receive awards under the 2021 Plan at the discretion of the administrator. As of April 23, 2026, approximately 106 employees, seven non-employee directors and two consultants may receive awards under the 2021 Plan.
Aggregate Share Limit. Subject to adjustment in accordance with the share counting rules of the 2021 Plan (as described below) and any adjustments as necessary to implement any capitalization adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 10,391,019 shares, which is the sum of (i) 3,740,000 shares added to the reserve pursuant to the 2026 Amendment, (ii) 3,100,000 shares added to the reserve pursuant to the 2025 Amendment, (iii) 1,180,819 shares added to the share reserve as a result of the Amendment and Restatement to the 2021 Plan approved by stockholders at the 2024 Annual Meeting, (ii) the 547,397 shares originally reserved under the 2021 Plan and (iii) the 1,822,803 shares that have been added to the share reserve as a result of automatic annual increases described below. The aggregate number of shares that may be issued under the 2021 Plan automatically increases on January 1 of each year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding year; provided that the Board may act prior to January 1 of a given year to provide that the increase for such year will be a lesser number of shares.
Additional Share Limits. The following other limits are also contained in the 2021 Plan. These limits are in addition to, and not in lieu of, the Aggregate Share Limit for the 2021 Plan described above.
•Subject to any capitalization adjustments, the maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the 2021 Plan is 2,000,000 shares.
•The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including awards granted and cash fees paid by the Company to such non-employee director, will not exceed $1,000,000 in total value, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Share-Limit Counting Rules. The following shares previously issued pursuant to an award and initially deducted from the share reserve will be added back to the share reserve and again become available for issuance under the 2021 Plan: any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for vesting; any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an award; and any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an award. The following actions do not result in an issuance of shares under the 2021 Plan and accordingly do not reduce the number of shares subject to the share reserve and available for issuance under the 2021 Plan: the expiration or termination of any portion of an award without the shares covered by such portion of the award having been issued; the settlement of any portion of an award in cash; the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an award; or the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an award.
Types of Awards. The 2021 Plan provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Code, to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of the Company’s affiliates.
Stock Options. ISOs and NSOs may be granted under stock option agreements adopted by the administrator. The administrator determines the exercise price for stock options, within the terms and conditions of the 2021 Plan; provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant. Options granted under the 2021 Plan vest at the rate specified in the stock option agreement as determined by the administrator.
The administrator determines the term of stock options granted under the 2021 Plan, up to a maximum of ten years. Unless the terms of an option holder’s stock option agreement provide otherwise or as otherwise provided by the administrator, if an optionholder’s service relationship with the Company or any of the Company’ affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the administrator, if an optionholder’s service relationship with the Company or any of the Company’ affiliates ceases due to death or disability, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months following the date of disability and 18 months following the date of death. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of stock issued upon the exercise of a stock option will be determined by the administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of the Company’s common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO or (5) other legal consideration approved by the administrator.
Unless the administrator provides otherwise, options and stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.
Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of the Company’s stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.
Restricted Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to the administrator and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of shares, a combination of cash and shares as determined by the administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement or by the administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards may be granted under restricted stock award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, services to us, or any other form of legal consideration that may be acceptable to the administrator and permissible under applicable law. The administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship ends for any reason, the Company may receive any or all of the shares held by the participant that have not vested as of the date the participant terminates service through a forfeiture condition or a repurchase right.
Stock Appreciation Rights. Stock appreciation rights may be granted under stock appreciation right agreements adopted by the administrator. The administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of the Company’s common stock on the date of grant. A stock appreciation right granted under the 2021 Plan vests at the rate specified in the stock appreciation right agreement as determined by the administrator. Stock appreciation rights may be settled in cash or shares or in any other form of payment, as determined by the administrator and specified in the stock appreciation right agreement.
The administrator determines the term of stock appreciation rights granted under the 2021 Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the administrator, if a participant’s service relationship with the Company or any of its affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the administrator, if a participant’s service relationship ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.
Performance Awards. The 2021 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Company’s common stock.
Other Stock Awards. The administrator may grant other awards based in whole or in part by reference to the Company’s common stock. The administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.
Capitalization Adjustments. In the event there is a specified type of change in the capital structure of the Company, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2021 Plan, (2) the class of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.
Corporate Transactions. The following applies to stock awards under the 2021 Plan in the event of a corporate transaction (as defined in the 2021 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with the Company or one of its affiliates or unless otherwise expressly provided by the administrator at the time of grant. In the event of a corporate transaction, any stock awards outstanding under the 2021 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by the Company with respect to the stock award may be assigned to the Company’s successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by the Company with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by the Company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction. In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of the Company’s common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable.
Plan Amendment or Termination. The Board has the authority to amend, suspend, or terminate the 2021 Plan at any time; provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require approval of the Company’s stockholders. No ISOs may be granted after the tenth anniversary of the date the Company’s board of directors adopted the 2021 Plan. No stock awards may be granted under the 2021 Plan while it is suspended or after it is terminated.
U.S. Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the 2021 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2021 Plan. The 2021 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.
Nonstatutory Stock Options. Generally, there is no taxation upon the grant or vest of a NSO. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options. The 2021 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant, vest or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. The Company is not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and provided that either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the recipient generally will not recognize income until the restrictions constituting a substantial risk of forfeiture lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards. The recipient of a restricted stock unit award will generally recognize ordinary income at the time the stock is delivered equal to the excess, if any, of (i) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock or (ii) the amount of cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights. Generally, the recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Tax Consequences to the Company
Compensation of Covered Employees. The ability of the Company to obtain a deduction for amounts paid under the 2021 Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.
Golden Parachute Payments. The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the 2021 Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.
New Plan Benefits
Except as set forth below, Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, employees and consultants under the 2021 Plan. We do not presently have any current plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares under the 2021 Plan, except as set forth below with respect to certain executive officers and non-employee directors.
Awards granted under the 2021 Plan to our employees and non-employee directors are not subject to set benefits or amounts under the terms of the 2021 Plan itself. However, certain executives receive an annual grant of restricted stock units (“Annual RSU Awards”). On April 18, 2026, the Compensation Committee authorized the Annual RSU Awards for fiscal year 2026, to be effective as of the earliest practicable regular grant date (which are the 10th of each calendar month), which, for the avoidance of doubt, may be following (i) the filing of a Registration Statement on Form S-8 as required under applicable law and (ii) an increase in the share reserve sufficient to permit the grant of the 2026 Annual RSU Awards. Nine current employees, including our executive officers, were named as recipients of the 2026 Annual RSU Awards, which have an aggregate value of approximately $8.6 million. 33% of the 2026 Annual RSU Awards will vest on March 10, 2027, with the remainder to vest ratably over the twenty-four months immediately thereafter, in each case subject to the recipient’s continued service.

The following table sets forth certain information regarding the future benefits under the 2021 Plan described above with respect to our named executive officers for 2025.

Name and Position	Dollar Value ($)	Number of Units (#) (1)
Dakota Semler	2,530,000	1,388,293
Chief Executive Officer
Giordano Sordoni	2,530,000	1,388,293
Chief Operating Officer
Liana Pogosyan	750,000	411,549
Chief Financial Officer
All current executive officers as a group (3 persons)	5,810,000	3,188,135
All current directors who are not executive officers as a group	(2)	(2)
All current employees, including all current officers who are not executive officers, as a group	2,847,000	1,562,238
(1)    The number of restricted stock units subject to Annual RSU Awards was determined by dividing the Dollar Value of the Annual RSU Award listed in the table above by the average closing price of the Company’s common stock, as reported on the Nasdaq Capital Market, over the thirty (30) calendar day period ending on April 16, 2026, rounded down to the nearest whole unit.
(2) The Director Compensation Policy provides for certain equity award grants to our non-employee directors. Such awards will be granted under our existing 2021 Plan if this Proposal 3 is not approved by our stockholders and thus we do not expect such grants to be contingent on the approval of the 2026 Amendment. However, because the number of shares of common stock underlying such awards is not currently determinable, if this Proposal 3 is not approved by our stockholders we may not be able to provide such awards in full or at all. For additional information regarding our current compensation program for non-employee directors, please see the section titled “Director Compensation” above.

Plan Benefits under 2021 Plan
The following table shows, as of April 24, 2026, and for each of the named executive officers and the various groups indicated, the number of stock options underlying shares of common stock that have been granted (even if not currently outstanding) under the 2021 Plan since its approval by stockholders in August 2021.

Name and Position	Stock Options Granted	Weighted Average Exercise Price
Dakota Semler	—	—
Chief Executive Officer
Giordano Sordoni	—	—
Chief Operating Officer
Liana Pogosyan	—	—
Chief Financial Officer
All current executive officers as a group (3 persons)	—	—
All current directors who are not executive officers as a group	—	—
All current employees, including all current officers who are not executive officers, as a group	—	—

Equity Compensation Plan Information
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2025.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (4)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,097,278 (2)	$0.66	2,299,760 (3)
Equity compensation plans not approved by security holders	-	$—	-
Total	3,097,278	$0.66	2,299,760
__________________
(1)The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the 3,096,067 shares issuable upon vesting of outstanding RSU awards without any cash consideration payable for those shares.
(2)Consists of outstanding RSU awards under the 2021 Plan and 1,211 shares of Common Stock underlying Options previously granted under the 2018 Plan. The 2018 Plan was terminated in connection with the Business Combination and no additional awards may be granted under the 2018 Plan. Excludes purchase rights (if any) accruing under the Xos, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”).
(3)As of December 31, 2025, 1,725,374 shares of Common Stock remained available for future issuance under the 2021 Plan, and 574,386 shares of Common Stock remained available for future issuance under the ESPP. The number of shares remaining available for future issuance under the 2021 Plan automatically increases on January 1st each year, through and including January 1, 2031 in an amount equal to 5% of the total number of shares of the Common Stock outstanding on December 31st of the preceding year, or a lesser number of shares as determined by our Board of Directors prior to January 1st of a given year. The number of shares remaining available for future issuance under the ESPP automatically increases on January 1st of each year through and including January 1, 2031, in an amount equal to the least of (i) 1.5% of the total number of shares of the Company’s Common Stock outstanding on December 31st of the preceding calendar year, (ii) 200,000 shares of Common Stock (as adjusted for the Reverse Stock Split effected on December 4, 2023), or (iii) a number of shares as determined by our Board of Directors prior to January 1st of a given year. On January 1, 2026, the number of shares available for issuance under the ESPP automatically increased by 171,051 shares.
(4)Subsequent to December 31, 2025, an additional 570,172 shares of Common Stock became available for issuance under the 2021 Plan as of January 1, 2026 pursuant to an automatic increase.

Vote Required for Approval of the 2026 Amendment
The Board believes that the adoption of the 2026 Amendment will promote the interests of the Company and its stockholders and will help the Company continue to be able to attract, retain and reward persons important to our success.
All members of the Board and all of the Company’s executive officers are eligible for awards under the 2021 Plan and thus have a personal interest in the approval of the 2026 Amendment.
Approval of the 2026 Amendment requires the affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication or represented by proxy and entitled to vote on the matter at the Annual Meeting.
RECOMMENDATION OF OUR BOARD:
Our Board unanimously recommends that you vote “FOR” approval of the 2026 Amendment to the Xos, Inc. Amended and Restated 2021 Equity Incentive Plan, as amended.

EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of April 24, 2026:

Name	Age	Position
Executive Officers
Dakota Semler	34	Chief Executive Officer, Chair of our Board of Directors
Giordano Sordoni	34	Chief Operating Officer, Director
Liana Pogosyan	42	Chief Financial Officer
Biographical information for Messrs. Semler and Sordoni are included above with the director biographies under the caption “Proposal 1 Election of Directors.”
Liana Pogosyan. Ms. Pogosyan has served as our Chief Financial Officer since August 2025, and previously served as our Vice President of Finance and Acting Chief Financial Officer from May 2023 to August 2025, and as our Controller from January 2022 to May 2023. Prior to Xos, Ms. Pogosyan was at Marcus & Millichap, Inc., a national real estate brokerage firm, from May 2013 to January 2022, where she served in a variety of positions before becoming their Vice President, Operations Controller and Financial Reporting. Prior to that, Ms. Pogosyan served as an Audit Manager at KPMG LLP, an accounting and advisory firm, followed by serving as the Manager Corporate Reporting at Ixia, a global test and networking company. Ms. Pogosyan sits on the board, and is the audit committee chair, of AbilityFirst, a 501(c)(3) nonprofit. Ms. Pogosyan holds a Master’s degree in Business Administration from the University of California at Los Angeles, a Bachelor’s degree in Accounting from the University of Southern California, and is a Certified Public Accountant.
SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding the beneficial ownership of our Common Stock as of April 24, 2026 (the “Measurement Date”), by:
•each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;
•each of our named executive officers and directors; and
•all of our current executive officers and directors, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and RSUs that vest within 60 days. We have relied upon information provided to us by our current directors and executive officers and copies of documents that have been filed with the SEC by others for purposes of determining the number of shares each person beneficially owns.
The beneficial ownership percentages set forth in the table below are based on 12,056,211 shares of our Common Stock issued and outstanding as of the Measurement Date. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to stock awards held by that person that are issuable upon settlement of RSUs and all shares subject to options and/or warrants, as applicable, held by the person that vest within the next 60 days, in the case of RSUs, or that are currently exercisable or would be exercisable within 60 days of the Measurement Date. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
Directors and Named Executive Officers:
Dakota Semler(2)	419,624	3.5%
Giordano Sordoni(3)	1,179,736	9.7%
Liana Pogosyan(4)	59,977	*
Stuart Bernstein(5)	99,886	*
George N. Mattson(6)	385,012	3.2%
Dietmar Ostermann(7)	82,944	*
Ed Rapp(8)	153,198	1.3%
Michael Richardson(9)	87,264	*
John F. Smith(10)	52,978	*
Alice Yake(11)	104,685	*
All Directors and Current Executive Officers of the Company as a Group (ten individuals)(12)	2,625,304	20.7%
Five Percent Holders:
Aljomaih Automotive Co.(13)	2,684,682	21.8%
Emerald Green Trust(14)	1,561,229	12.9%
__________________
* Less than one percent.
(1)Unless otherwise noted, the business address of those listed in the table above is 3550 Tyburn Street, Los Angeles, California 90065.
(2)Consists of: (i) 364,714 shares of Common Stock held directly by Mr. Semler; and (ii) 54,910 shares of Common Stock that may be acquired upon the settlement of outstanding RSUs within 60 days of the Measurement Date. Does not include: (a) 471,975 shares of Common Stock that may be acquired upon settlement of outstanding RSUs more than 60 days after the Measurement Date; or (b) any shares held by the Emerald Green Trust, of which Mr. Semler is the beneficiary, because he has no voting or dispositive power over the shares held by Emerald Green Trust.
(3)Consists of: (i) 1,126,033 shares of Common Stock held by Mr. Sordoni; and (ii) 53,703 shares of Common Stock that may be acquired upon the settlement of outstanding RSUs within 60 days of the Measurement Date. Does not include 465,944 shares of Common Stock that may be acquired upon settlement of outstanding RSUs more than 60 days after the Measurement Date.
(4)Consists of: (i) 48,032 shares of Common Stock held by Ms. Pogosyan; and (ii) 11,945 shares of Common Stock that may be acquired upon the settlement of outstanding RSUs within 60 days of the Measurement Date. Does not include 106,938 shares of Common Stock that may be acquired upon settlement of outstanding RSUs more than 60 days after the Measurement Date.
(5)Consists of: (i) 31,710 shares of Common Stock held directly by Mr. Bernstein; (ii) 62,377 shares of Common Stock that may be acquired upon settlement of outstanding RSUs within 60 days after the Measurement Date; (iii) 4,133 shares of Common Stock held by Bernstein Investment Partners LLC, an entity of which Mr. Bernstein is a managing member; and (iv) 1,666 shares of Common Stock issuable upon exercise of 50,002 public warrants (every 30 public warrants are exercisable for one share of Common Stock) held by Bernstein Investment Partners LLC.
(6)Consists of: (i) 131,250 shares of Common Stock held by NGAC GNM Feeder LLC (“NGAC”), which Mr. Mattson may be deemed to beneficially own by virtue of his shared control over NGAC; (ii) 88,667 shares of Common Stock issuable upon exercise of and 2,660,020 public warrants (every 30 public warrants are exercisable for one share of Common Stock) held by NGAC; (iii) 33,333 shares of Common Stock held by GNM ICBC LLC (“GNM”), which Mr. Mattson may be deemed to beneficially own by virtue of his shared control over GNM; (iv) 69,385 shares held directly by Mr. Mattson; and (v) 62,377 shares of Common Stock that may be acquired upon settlement of outstanding RSUs within 60 days after the Measurement Date.
(7)Consists of: (i) 20,567 shares of Common Stock held directly by Mr. Ostermann; and (ii) 62,377 shares of Common Stock that may be acquired upon settlement of outstanding RSUs within 60 days after the Measurement Date.
(8)Consists of (i) 21,172 shares of Common Stock held by Edward Joseph Rapp TTEE U/A DTD 02/07/2005 (“EJR Trust”), of which Mr. Rapp is trustee; (ii) 666 shares of common stock issuable upon exercise of 20,000 public warrants (every 30 public warrants are exercisable for one share of Common Stock) held by the EJR Trust; (iii) 68,983 shares of Common Stock held directly by Mr. Rapp; and (iv) 62,377 shares of Common Stock that may be acquired upon settlement of outstanding RSUs within 60 days after the Measurement Date.
(9)Consists of: (i) 24,887 shares of Common Stock held directly by Mr. Richardson; and (ii) 62,377 shares of Common Stock that may be acquired upon settlement of outstanding RSUs within 60 days after the Measurement Date.
(10)Consists of 52,978 shares of Common Stock that may be acquired upon settlement of outstanding RSUs within 60 days after the Measurement Date.
(11)Consists of: (i) 42,308 shares of Common Stock held directly by Ms. Yake; and (ii) 62,377 shares of Common Stock that may be acquired upon settlement of outstanding RSUs within 60 days after the Measurement Date.
(12)Consists of (i) 1,986,507 outstanding shares of Common Stock beneficially owned by our current executive officers and directors; (ii) 547,798 shares of Common Stock that may be acquired upon the settlement of outstanding RSUs within 60 days of the Measurement Date; and (iii) 90,999 shares of Common Stock issuable upon exercise of 2,730,022 public warrants (every 30 public warrants are exercisable for one share of Common Stock). Does not include 1,044,857 shares of Common Stock that may be acquired upon settlement of outstanding RSUs more than 60 days after the Measurement Date.
(13)Based solely on information obtained from a Schedule 13D/A filed with the SEC on November 16, 2022 on behalf of Aljomaih Automotive Co. (“Aljomaih”) as adjusted for the Reverse Stock Split of our Common Stock on December 6, 2023, and transactions directly between us and Aljomaih. Consists of (i) 2,446,637 shares held directly by Aljomaih and (ii) 238,045 shares that Aljomaih has the right to acquire upon conversion of the $17.0 million outstanding principal amount of the Note. Does not include shares issuable by us in payment of interest accrued on the Note. Aljomaih is wholly owned by Aljomaih Holding Co. The board of directors of Aljomaih has the power to dispose of and the power to vote the shares of Common Stock beneficially owned by Aljomaih. Mohammed Al-Abdullah Aljomaih, Mohammed Abdulaziz Aljomaih, Abdulrahman Abdulaziz Aljomaih, Hamad Abdulaziz Aljomaih are each a stockholder and a director of Aljomaih Holding Co. and may be deemed to beneficially own securities held by Aljomaih Automotive. The business address of the reporting person is P.O. Box 224, Dammam Postal Code 31411, Saudi Arabia.
(14)Based solely on information obtained from a Schedule 13D/A filed with the SEC on January 20, 2026. Consists of 1,561,229 shares of Common Stock held directly by Emerald Green Trust. As co-trustees of Emerald Green Trust, Sarah Bardo and Shane Semler share voting and dispositive power over the securities held by Emerald Green Trust. Shane Semler is also the beneficial owner of 6,003 shares of Common Stock that he holds directly. The business address of the reporting person is 32111 Mulholland Hwy, Malibu, CA 90265.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Based solely on our review of Section 16 reports filed with the SEC and written representations from certain reporting persons provided to us, we believe that all Section 16(a) SEC filing requirements applicable to our directors and executive officers the fiscal year ended December 31, 2025 were timely met, except for the following:
•Mr. Sordoni’s Form 4 filed on January 15, 2025 late in reporting shares withheld on January 10, 2025 to satisfy tax withholding obligations in connection with the vesting of previously reported RSUs;
•An aggregate of three Forms 4 filed on March 13, 2025 by Dakota Semler, Giordano Sordoni and Liana Pogosyan (one each), were late in reporting shares withheld on March 10, 2025 to satisfy tax withholding obligations in connection with the vesting of previously reported RSUs;
•An aggregate of two Forms 4 filed by George Mattson and Ed Rapp on April 30, 2025 (one each) were late in reporting the grant of RSUs on April 10, 2025 in lieu of certain cash payments pursuant to our Third Amended and Restated Non-Employee Director Compensation Policy; and
•A Form 4 filed on May 30, 2025 by Luisa Ingargiola was late in reporting a transaction on May 27, 2025 for the sale of common stock.

EXECUTIVE COMPENSATION
The following disclosure concerns the compensation arrangements of our named executive officers. As a “smaller reporting company” as defined Rule 12b-2 promulgated under the Exchange Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.
To achieve our goals, we have designed, and intend to modify as necessary, our compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving our goals.
We believe our compensation programs should promote the success of the Company and align executive incentives with the long-term interests of our stockholders.
For the year ended December 31, 2025, Xos’s named executive officers were:
•Dakota Semler - Chief Executive Officer;
•Giordano Sordoni - Chief Operating Officer; and
•Liana Pogosyan - Chief Financial Officer.
Summary Compensation Table
The following table sets forth information concerning the compensation of the named executive officers for the fiscal years ended December 31, 2024 and 2025.

Name and Position	Year	Salary(1) ($)	Bonus(2) ($)	Non-equity incentive plan compensation(3) ($)	Stock Awards(4) ($)	All other compensation ($)		Total ($)
Dakota Semler Chief Executive Officer	2025	$263,966	$—	$233,589	$1,938,474	$44,245	(5)	$2,480,274
	2024	$392,308	$106,250	$58,325	$2,103,950	$30,000	(5)	$2,690,833
Giordano Sordoni Chief Operating Officer	2025	$256,731	$—	$233,589	$1,938,474	$—		$2,428,794
	2024	$346,154	$93,750	$51,463	$1,936,395	$—		$2,427,762
Liana Pogosyan Chief Financial Officer(6)	2025	$295,385	$—	$127,176	$463,548	$—		$886,109

__________________
(1)Salary amounts represent actual amounts paid during 2024 and 2025. Effective October 28, 2024, each of Messrs. Semler and Sordoni’s base salary rate was reduced by 50%.
(2)On March 13, 2025, the Compensation Committee of the Company’s Board determined to award discretionary bonuses to participants in the 2024 Bonus Plan (as defined below) who remain employed by the Company at the time of payment, in the amounts that they would have earned under the 2024 Bonus Plan had the minimum targets for Operating Cash Flow and Gross Margin (as each term is defined below) been achieved.
(3)Comprise amounts paid pursuant to the annual cash bonus program based on performance in the applicable fiscal year, as described in “Cash Bonuses - Annual Cash Bonus Program” below.
(4)Amounts reported represent the aggregate grant-date fair value of awards granted to our named executive officers during 2024 and 2025, computed in accordance with FASB ASC Topic 718 Compensation-Stock Compensation (“ASC 718”). The assumptions used in calculating the grant-date fair value of the awards reported in this column are set forth in the notes to our consolidated financial statements. The amount does not reflect the actual economic value that may be realized by the named executive officer.
(5)Consists of amounts related to Mr. Semler’s use of Xos administrative support for personal matters.
(6)Ms. Pogosyan served as our Senior VP Accounting and Acting Chief Financial Officer from May 2023 to August 10, 2025, when she was appointed as our Chief Financial Officer. Ms. Pogosyan was not one of our named executive officers in 2024.
This section provides a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table above. We have developed an executive compensation program that is designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, retain, incentivize and reward individuals who contribute to our long-term success.
Our policies with respect to the compensation of our executive officers are administered by our Board in consultation with the Compensation Committee. Our compensation policies are designed to provide for compensation that is sufficient to attract, motivate and retain our executives and to establish an appropriate relationship between executive compensation and the creation of stockholder value.
Base Salary
Base salary is generally set at a level that is commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance. In connection with management’s efforts to reduce operating costs in order to conserve financial resources, our Chief Executive Officer and Chief Operating Officer accepted temporary reductions in their annual base salaries of approximately 50%, effective as of October 28, 2024. The timing of any restoration of such base salaries for those who remain employed will be based on evolving business and economic conditions and will be made in consultation with, and pursuant to the consent of, the Board of Directors.
On May 9, 2025, our Compensation Committee established the 2025 annual base salaries for our executive team, including our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, including both (a) target levels that will apply if and when the Board determines that the Company’s economic condition has sufficiently improved (“Target 2025 Salary”), and (b) temporarily reduced levels which will apply in the meantime (“Austerity 2025 Salary”). The Target 2025 Salary was set at $450,000 and the Austerity 2025 Salary was set at $300,000 for each of our Chief Executive Officer and our Chief Operating Officer, and at $350,000 and $300,000, respectively, for our Chief Financial Officer.
The Austerity 2025 Salaries remained in effect until April 18, 2026, when our Compensation Committee established the 2026 annual base salaries for our executive team, including our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, including both (a) target levels that will apply if and when the Board determines that the Company’s economic condition has sufficiently improved (“Target 2026 Salary”), and (b) temporarily reduced levels which will apply in the meantime (“Austerity 2026 Salary”). The Target 2026 Salary was set at $450,000 and the Austerity 2026 Salary was set at $325,000 for each of our Chief Executive Officer and our Chief Operating Officer, and at $350,000 and $325,000, respectively, for our Chief Financial Officer.
Cash Bonuses
Discretionary Cash Bonuses
From time to time, our Board or the Compensation Committee, in its discretion, may approve bonuses for our named executive officers based on individual performance, Company performance or as otherwise determined to be appropriate. On March 13, 2025, the Compensation Committee of our Board determined to award discretionary bonuses to participants in the 2024 Bonus Plan who remain employed by the Company at the time of payment. Such discretionary bonuses were awarded in recognition of Xos’s 2024 results falling just short of the minimum thresholds for payment under the Operating Cash Flow and Gross Margin performance criteria of the 2024 Bonus Plan in spite of unforeseen challenges encountered by the Company during 2024, and are in the respective amounts that the recipients would have earned under the 2024 Bonus Plan had the minimum targets for operating cash flow and gross margin, in fact, been achieved. No discretionary bonuses were awarded to our named executive officers with respect to 2025 performance.

Annual Cash Bonus Program
Under the 2021 Plan, the Compensation Committee has established an annual cash bonus program with performance goals in order to tie executive bonuses to Company performance. In determining the target awards for our executives under our annual cash bonus program for 2025 (the “2025 Bonus Plan”), the Compensation Committee reviewed the executives’ job responsibilities, market data based on peer group benchmarking and internal equity.
The Compensation Committee selected the following four financial measures by which to assess 2025 performance for purposes of the awards under the 2025 Bonus Plan: (i) Operating Cash Flow; (ii) Revenue; (iii) Gross Margin; and (iv) Unit Deliveries. The 2025 Bonus Plan established performance targets for both the first half of 2025 and the second half of 2025 with 50% of each participant’s total annual target bonus amount serving as the baseline payout applicable to each half year. The 2025 Bonus Plan targeted payouts for August 2025 with respect to the first half of 2025 and March 2026 with respect to the second half of 2025, provided that we have a minimum cash balance of $6 million at the time of payment.
The tables below show, for each of the first and second halves of 2025, the selected financial performance measures, their respective weightings, and their respective performance goals.

			First Half 2025 Performance Goals
Performance Criteria	Weighting	Unit	Below Low	Low	Baseline	High(5)
Operating Cash Flow(1)	25%	USD (in thousands)	<$(9,000)	$(9,000)	$(6,401)	n/a
Revenue(2)	25%	USD (in thousands)	<$28,200	$28,200	$37,774.50	n/a
Gross Margin(3)	25%	USD (in thousands)	<$3,350	$3,350	$8,519.50	n/a
Unit Delivery Volume(4)	25%	#	<148	148	250	n/a
Payout as Percentage of Weighted Portion of Target Annual Bonus		%	0%	50%	100%

			Second Half 2025 Performance Goals
Performance Criteria	Weighting	Unit	Below Low	Low	Baseline	High(5)
Operating Cash Flow(1)	25%	USD (in thousands)	<$(9,000)	$(9,000)	$(6,401)	$401
Revenue(2)	25%	USD (in thousands)	<$28,200	$28,200	$37,774.50	$75,549
Gross Margin(3)	25%	USD (in thousands)	<$3,350	$3,350	$8,519.50	$17,039
Unit Delivery Volume(4)	25%	#	<149	149	250	500
Payout as Percentage of Weighted Portion of Target Annual Bonus		%	0%	50%	100%	200%
__________________
(1)“Operating Cash Flow” is defined as net cash used in operating activities.
(2)“Revenue” consists of product sales, inclusive of shipping and handling charges, net of estimates for customer allowances.
(3)“Gross Margin” is defined as net cash used in operating activities minus purchase of property and equipment.

(4)“Unit Delivery Volume” includes the number of vehicles (including leases) and powertrains delivered.
(5)Any excess in performance above Baseline in the First Half shall be added to the performance in Second Half for purposes of calculating Second Half achievement.
The tables below show the achievement in each of the first and second halves of 2025 for the selected financial performance measures, their respective weightings, and the total percentage payouts.

		First Half 2025 Results
Performance Criteria	Unit	Achievement	Criteria Payout Percentage	Weighting	Half Year Payout Percentage	Annual Payout Percentage
Operating Cash Flow	USD (in thousands)	$(111)	>100%	25%	25%	12.5%
Revenue	USD (in thousands)	$24,376	—%	25%	—%	—%
Gross Margin	USD (in thousands)	$2,946	—%	25%	—%	—%
Unit Deliveries	#	164	57.8%	25%	14.5%	7.2%

		Second Half 2025 Results
Performance Criteria	Unit	Achievement	Criteria Payout Percentage	Weighting	Half Year Payout Percentage	Annual Payout Percentage
Operating Cash Flow	USD (in thousands)	$700	200%	25%	50%	25%
Revenue	USD (in thousands)	$21,600	—%	25%	—%	—%
Gross Margin	USD (in thousands)	$2,600	—%	25%	—%	—%
Unit Deliveries	#	164	57.4%	25%	14.4%	7.2%

The table below shows the (i) 2025 target annual bonus amount (in the aggregate for the First Half and Second Half of 2025) and (ii) the 2025 actual aggregate payouts for each of our named executive officers under the 2025 Bonus Plan:

	2025 Target Amount	Total Payout Percentage	2025 Actual Total Payout
Dakota Semler Chief Executive Officer	$450,000	51.91%	$233,589
Giordano Sordoni Chief Operating Officer	$450,000	51.91%	$233,583
Liana Pogosyan Chief Financial Officer	$245,000	51.91%	$127,176

On April 18, 2026, the Compensation Committee established an annual cash bonus program under the 2021 Plan for 2026 (the “2026 Bonus Plan”) after reviewing the executives’ job responsibilities, market data based on peer group benchmarking and internal equity. Under the 2026 Bonus Plan, members of our executive management, including our named executive officers, are eligible for cash bonus awards to be paid in 2026 and 2027. The 2026 Bonus Plan sets a target bonus for each executive (the “Target 2026 Bonus”) and provides that the actual bonuses paid for 2026 could range from zero to one and one-half times the Target 2026 Bonus based on our performance in 2026 relative to targets for unit delivery volume, revenue, gross margin and operating cash flow. The 2026 Bonus Plan is divided into performance measurements and payouts based on both first half 2026 and second half 2026 results. The Target 2026 Bonus for each of our Chief Executive Officer and our Chief Operating Officer are $450,000 and the Target 2026 Bonus for our Chief Financial Officer is $245,000.
Benefits and Perquisites
We provide benefits to our named executive officers on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; employee assistance program; life planning, financial and legal resources; and worldwide emergency travel assistance. We do not maintain any executive-specific benefit or executive perquisite programs other than as provided in the agreements described in “Agreements with Xos Named Executive Officers” below.
Other than the director and officer indemnity insurance coverage we maintain for our directors and officers, we do not maintain any executive-specific health and welfare benefit or perquisites.
Executive officers have access to an administrative assistant who, from time to time, may provide administrative support for personal matters of the executive officer, the benefit of which is based on the actual time spent.
Equity Awards
Xos, Inc. was initially incorporated on July 29, 2020 as a Cayman Islands exempted company under the name “NextGen Acquisition Corporation” (“NextGen”). On August 20, 2021, the transactions contemplated by the Agreement and Plan of Merger, as amended on May 14, 2021, by and among NextGen, Sky Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of NextGen (“Merger Sub”), and Xos, Inc., a Delaware corporation (now known as Xos Fleet, Inc., “Legacy Xos”), were consummated, whereby Merger Sub merged with and into Legacy Xos, the separate corporate existence of Merger Sub ceased and Legacy Xos became the surviving corporation and a wholly owned subsidiary of NextGen (the “Business Combination”). In connection with the Business Combination, NextGen’s name was changed to “Xos, Inc.”
Prior to the completion of the Business Combination, Legacy Xos issued options to purchase Legacy Xos common stock to employees and nonemployees, including our named executive officers, under the Xos, Inc. 2018 Stock Plan (the “2018 Plan”). Following the Business Combination, we issued and plan to continue issuing Restricted Stock Units (“RSUs”) to our employees and eligible nonemployees, including our named executive officers, under the 2021 Plan. Additionally, a significant portion of total compensation has traditionally been in the form of equity awards. In 2025, the Compensation Committee granted each of the named executive officers RSUs in amounts set forth in the table below. One-third of the RSUs granted on September 10, 2025, vested on March 10, 2026, with the remainder to vest ratably on a monthly basis over the twenty-four months immediately thereafter, subject to the individual’s continued service.

Name	Grant Date	Number of RSUs granted
Dakota Semler	9/10/2025	646,158

Giordano Sordoni	9/10/2025	646,158

Liana Pogosyan	9/10/2025	154,516

The Compensation Committee meets from time to time to consider and act with respect to equity compensation awards for the Company’s executive officers. The grant date is the date on which the Compensation Committee acts to approve the award, unless the Compensation Committee establishes the grant date at a specified future date, such as following the release of earnings or other potentially material nonpublic information. Board and Compensation Committee meetings are generally scheduled a year in advance and without regard to anticipated earnings or other major announcements by the Company. Neither the Board nor the Compensation Committee takes material nonpublic information into account when determining the timing and terms of any equity compensation awards, and the Company does not time the disclosure of material nonpublic information to affect the value of its executive compensation.
The Company did not grant stock options (or similar awards) during 2025 to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2025. Award amounts in the following table and footnotes have been adjusted for the Reverse Stock Split, as necessary.

		Stock Awards
Name	Grant Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)
Dakota Semler	9/10/2025	646,158	(2)	$1,169,546
	8/10/2024	116,864	(3)	$211,524
	5/10/2023	35,222	(4)	$63,752
	8/3/2022	466	(5)	$843
Giordano Sordoni	9/10/2025	646,158	(2)	$1,169,546
	8/10/2024	107,212	(3)	$194,054
	5/10/2023	35,222	(4)	$63,752
	7/11/2022	873	(5)	$1,580
Liana Pogosyan	9/10/2025	154,516	(2)	$279,674
	8/10/2024	26,885	(3)	$48,662
	2/10/2022	144	(6)	$261
__________________
(1)Market value reflects the number of RSUs multiplied by $1.81 per share, which was the closing price of the Common Stock on December 31, 2025.
(2)One-third of the RSU vested on March 10, 2026, with the remainder to vest ratably on a monthly basis over the twenty-four months immediately thereafter, subject to continued service.
(3)One-third of the RSU vested on April 10, 2025, with the remainder to vest ratably on a monthly basis over the twenty-four months immediately thereafter, subject to continued service.
(4)Twenty-five percent (25%) of the RSUs vested on April 10, 2024, with the remainder to vest ratably on a monthly basis over the thirty-six months immediately thereafter, subject to continued service.
(5)Twenty-five percent (25%) of the RSUs vested on April 10, 2023, with the remainder to vest ratably on a monthly basis over the thirty-six months immediately thereafter, subject to continued service.
(6)Twenty-five percent (25%) of the RSUs vested on February 10, 2023, with the remainder to vest ratably on a monthly basis over the thirty-six months immediately thereafter, subject to continued service.

Agreements with Xos Named Executive Officers
We were party to agreements with each of our named executive officers, as summarized below.
Offer letter agreement with Dakota Semler
On September 6, 2016, Mr. Semler entered into an offer letter agreement with Legacy Xos to serve as its Chief Executive Officer. Mr. Semler’s employment would continue until terminated in accordance with the terms of the offer letter agreement.
Offer letter agreement with Giordano Sordoni
On September 7, 2016, Mr. Sordoni entered into an offer letter agreement with Legacy Xos to serve as Director of Business Development. Mr. Sordoni’s employment would continue until terminated in accordance with the terms of the offer letter agreement. Mr. Sordoni was subsequently promoted to Chief Operating Officer.
Executive Employment Agreements with each of Dakota Semler and Giordano Sordoni
On June 26, 2025, we entered into Executive Employment Agreements (the “Employment Agreements”) with each of Mr. Semler and Mr. Sordoni (the “Executive Employees”). Other than certain compensation in connection with a qualifying termination as described below, the Employment Agreements generally provide for the same terms of employment as the Executive Employees were subject to immediately prior to entering such Employment Agreements, including without limitation: annualized base salaries of $450,000; an annual short-term incentive compensation plan with target amounts equal to 100% of base salary (“Target Bonus”); equity awards at the discretion of the board; and certain other benefits and perquisites.
In the event an Executive Employee's employment is terminated for any reason, the Executive Employee shall be paid all accrued but unpaid base salary and accumulated but unused paid time off, and reimbursement for any business expenses incurred by the Executive Employee and not yet reimbursed as of the date of termination (collectively, the "Accrued Payments").
In addition to the Accrued Payments, in the event an Executive Employee's employment is terminated by us without Cause (as defined in the Employment Agreements) or by the Executive Employee either with Good Reason (as defined in the Employment Agreements) or within six months prior to, or twenty-four months after, a Change in Control or Corporate Transaction (as such terms are defined in the2021 Plan), then, subject to conditions including the Executive Employee's compliance with his Employment Agreement and entry into a release and waiver, we shall provide the terminated Executive Employee with the following severance benefits:
(1) Cash severance payments equal to (i) twelve (12) months of base salary plus (ii) the greater of (A) the average short term incentive plan ("STIP") bonus earned by the Executive Employee in the two prior years and (B) 100% of the target annual STIP bonus for the fiscal year in which the termination of employment occurs;
(2) Payment of a severance amount equal to the Target Bonus the Executive Employee would have earned had they achieved all objective and subjective performance conditions for the year in which their employment was terminated (or, if no Target Bonus was established for that year, then the Target Bonus for the last performance year during which the Executive Employee had a Target Bonus), prorated for the portion of the year that the Executive Employee remained employed (the "Pro-Rata Bonus Amount");
(3) Payment of the Executive Employee's health care insurance premiums for six months for an individual plan purchased by the Executive Employee, or up to twelve months if the Executive Employee elects continuation coverage under COBRA; and
(4) All of the Executive Employee's unvested equity awards (the "Awards") under the 2021 Plan will accelerate and vest, and any Performance Awards (as defined in the 2021 Plan) that have multiple vesting levels depending on the level of performance will accelerate at 100% of the target level.
In the event an Executive Employee's employment is terminated due to the Executive Employee's death or Disability (as defined in the Employment Agreements), the Executive Employee (or his estate) will receive the Accrued

Payments and the Pro-Rata Bonus Amount, and all such Executive Employee's Awards under the 2021 Plan shall continue to vest for a period of twelve months following the date of such termination.
The Employment Agreements also clarify that the temporary reductions in salary accepted by Messrs. Semler and Sordoni effective October 28, 2024, as adjusted by the Compensation Committee of our board of directors on May 9, 2025, only reduce the actual monthly salaries to be paid to such Executive Employees and have no effect on the rate of base salary used to calculate any other benefits, including without limitation the amounts of target bonuses and the amounts of any payments due upon termination of employment.
Offer letter agreement with Liana Pogosyan
On January 5, 2022, Ms. Pogosyan entered into an offer letter agreement with us to serve as Corporate Controller. Ms. Pogosyan was subsequently promoted to Vice President of Finance and Acting Chief Financial Officer. On November 21, 2023, we and Ms. Pogosyan entered into an amendment (the “2023 Offer Letter Amendment”) to the offer letter dated January 5, 2022. On August 11, 2025, we and Ms. Pogosyan executed a Promotion Letter in connection with her appointment as Chief Financial Officer, which amended her offer letter to reflect her new titles. The 2023 Offer Letter Amendment provides certain payments and benefits upon any termination of employment without Cause (as defined in the 2023 Offer Letter Amendment) or upon resignation for Good Reason (as defined in the 2023 Offer Letter Agreement) during the period commencing one year prior to a Change of Control (as defined in the 2023 Offer Letter Agreement) and ending two years following such Change of Control (i.e., a double trigger). These payments and benefits include (i) a lump-sum cash payment of one-half of Ms. Pogosyan’s annual base salary in effect immediately prior to the termination, (ii) a cash payment of Ms. Pogosyan’s target yearly cash bonus then in effect for the performance year in which such termination occurs (or, if no such target has been set, then no less than the target yearly cash bonus for the prior year) and (iii) immediate vesting of Ms. Pogosyan’s unvested time-vesting equity awards and prorated vesting of performance-vesting equity awards based on the level of achievement of such performance goals as of Ms. Pogosyan’s termination of employment.
Clawbacks
In November 2023, our Board adopted our Incentive Compensation Recoupment Policy, which is intended to comply with the final clawback rules adopted by Nasdaq and approved by the SEC pursuant to Section 10D and Rule 10D-1 of the Exchange Act and the related Nasdaq listing requirements.
Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation S-K, which was mandated by Section 953(a) of the Dodd-Frank Act, we are providing the following information about the relationship between “compensation actually paid” to our principal executive officer (“PEO”) and average “compensation actually paid” to our named executive officers (“NEOs”) and the financial performance of the Company for 2025 and 2024, in each case calculated in a manner consistent with SEC rules.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO (1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs (2)(3)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Income (in millions)
2025	$2,480,274	$1,493,297	$1,657,452	$1,058,348	$22.68	$(25.3)
2024	$2,690,833	$1,336,815	$1,922,673	$893,038	$40.60	$(50.2)
(1)The PEO reflected in these columns for 2024 and 2025 is Dakota Semler.
(2)Compensation actually paid (“CAP”) to our PEO and Non-PEO NEOs is calculated based on the “Total Compensation” reported in the Summary Compensation Table (“SCT”) for each of the applicable fiscal years, adjusted to exclude and include certain items in accordance with Item 402(v) of Regulation S-K, as follows.

PEO SCT Total to CAP Reconciliation:

Fiscal Year	SCT Total	Deductions from SCT Total (i)	Additions to SCT Total (ii)				CAP
			Fair Value of Current Year Equity Awards for Covered Fiscal Year	Change in Value of Prior Years’ Awards Unvested for Covered Fiscal Year	Vesting Date Fair Value of Awards vesting in Year Granted	Change in Value of Prior Years’ Awards that Vested in Covered Fiscal Year
2025	$2,480,274	$1,938,474	$1,169,546	$(218,149)	n/a	$101	$1,493,297
2024	$2,690,833	$2,103,950	$976,212	$(303,246)	$105,870	$(28,903)	$1,336,815

Average Non-PEO NEOs SCT Total to CAP Reconciliation:

Fiscal Year	SCT Total	Deductions from SCT Total (i)	Additions to SCT Total (ii)				CAP
			Fair Value of Current Year Equity Awards for Covered Fiscal Year	Change in Value of Prior Years’ Awards Unvested for Covered Fiscal Year	Vesting Date Fair Value of Awards vesting in Year Granted	Change in Value of Prior Years’ Awards that Vested in Covered Fiscal Year
2025	$1,657,452	$1,201,011	$724,610	$(121,790)	n/a	$(912)	$1,058,348
2024	$1,922,673	$1,507,374	$694,079	$(248,530)	$60,934	$(28,744)	$893,038
(i)    Represents the grant date fair value of equity-based awards granted each year. The fair values of equity compensation, including such amounts described in the tables below, are calculated in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in footnote 13 to the Company’s financial statements for 2025 contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 30, 2026, and Amendment No. 1 thereto filed with the SEC on April 21, 2026. The amounts shown in the table reflect the total fair value on the date of grant and do not necessarily reflect the actual value, if any, that may be realized by the NEOs.
We did not report a change in pension value for any of the years reflected in this table because the Company does not maintain a pension plan and therefore a deduction from SCT related to pension value is not needed.
(ii)    Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The fair values of equity compensation, including such amounts described in the tables below, are calculated in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in footnote 13 to the Company’s financial statements for 2025 contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 30, 2026, and Amendment No. 1 thereto filed with the SEC on April 21, 2026. The amounts shown in the table reflect the total fair value on the applicable date(s) listed in the table above, and do not necessarily reflect the actual value, if any, that may be realized by the NEOs.
(3)The non-PEO NEOs reflected in these columns are, (i) for 2025: Giordano Sordoni and Liana Pogosyan; and (ii) for 2024: Giordano Sordoni and Christen Romero.
(4)Represents cumulative total return to holders of our common stock, from December 29, 2023 (the last trading day before 2024) through December 31, 2025, calculated from the market close on the last trading day before Fiscal 2024 through and including the end of each applicable fiscal year in the table above for which the total shareholder return is being calculated. The total shareholder return assumes that $100 was invested in our common stock on December 29, 2023 through December 31, 2025, including reinvestment of any dividends.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION
Related Person Transactions Policy and Procedures
Our Board adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of related-person transactions. For purposes of our policy, a related-person transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any related person are, were or will be participants, in which the amount involved exceeds the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year end for the last two completed fiscal years. Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related-person transactions under this policy.
Under the policy, a related person is any executive officer, director, nominee to become a director or a security holder known by us to beneficially own more than 5% of any class of our voting securities (a “significant stockholder”), including any of their immediate family members and affiliates, including entities controlled by such persons or such person has a 5% or greater beneficial ownership interest.
Each director and executive officer shall identify, and we shall request each significant stockholder to identify, any related-person transaction involving such director, executive officer or significant stockholder or his, her or its immediate family members and inform the Audit Committee pursuant to this policy before such related person may engage in the transaction.
In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances, which may include, but are not limited to:
•the risk, cost and benefits to us;
•the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the terms of the transaction; and
•the availability of other sources for comparable services or products.
The Audit Committee shall approve only those related-party transactions that, in light of known circumstances, are in, or are not inconsistent with, the best interests of us and our stockholders, as the Audit Committee determines in the good faith exercise of its discretion.
Certain Related Person Transactions
Hub sales to Xcel Energy
During the year ended December 31, 2024, we sold two Hubs to Xcel Energy in the ordinary course of business for an aggregate of approximately $0.5 million. At that time, our director, Alice Yake, was serving as the Senior Vice President, System Strategy and Chief Planning Officer of Xcel Energy. We believe these transactions were conducted on terms consistent with those that prevail in arm’s length transactions with unrelated third-parties.
Convertible Promissory Notes
On August 9, 2022, we entered into a Note Purchase Agreement with Aljomaih Automotive Co. (“Aljomaih”) under which we agreed to sell and issue to Aljomaih a convertible promissory note in the principal amount of $20.0 million. On August 11, 2022, pursuant to the Note Purchase Agreement, we sold and issued to Aljomaih the Original Note. On September 28, 2022, we and Aljomaih agreed to amend and restate the Original Note to the Aljomaih Note to, among other things, adjust the calculation of the shares of our Common Stock issuable as interest, as described further below.
The Aljomaih Note bears interest at a rate of 10.0% per annum, payable at maturity in shares of our Common Stock (“Interest Shares”), unless earlier converted or paid. If the 10-day VWAP ending on the trading day immediately prior to the applicable payment date is greater than or equal to the Minimum Price (as defined in Nasdaq Rule 5635(d)) or we have received the requisite approval from our stockholders, the number of Interest Shares to be issued will be calculated based on the 10-day; otherwise, the number of Interest Shares to be issued will be based on the Minimum Price. The conversion price for the Aljomaih Note was initially equal to $71.451 per share, as adjusted for our Reverse Stock Split that occurred on December 6, 2023, subject to adjustment in some events pursuant to the terms of the Aljomaih Note. We will have the right, in our sole discretion and exercisable at our election by sending notice of such exercise to Aljomaih, to irrevocably fix the method of settlement that will apply to all conversions of Aljomaih Notes. Methods of settlement include (i) physical settlement in shares of our Common Stock, (ii) cash settlement determined by multiplying the principal being converted by the 10-day VWAP ending on the trading day immediately prior to the conversion date and dividing by the conversion price, or (iii) a combination of shares or our Common Stock and cash.
On August 8, 2025, we and Aljomaih entered into Amendment Number One to the Note Purchase Agreement and amended and restated the Note issued thereunder, and, on August 14, 2025, we and Aljomaih entered into a Letter Agreement regarding certain restrictions on convertibility of the Note (collectively, the “August 2025 Amendments”). Among other things, the August 2025 Amendments extended the maturity of the Note so that it is now due in ten quarterly installments payable between November 11, 2025 and February 11, 2028. The first four such installments are $1.5 million each, the fifth through eighth installments are $2.0 million each and the final two installments are $3.0 million each; provided that such installments may be increased in the event certain financing activities result in proceeds to us in excess of four times the aggregate amount of Note principal payments otherwise required on or prior to any installment date. Pursuant to the August 2025 Amendments, and notwithstanding the postponement of maturity of the Note, the interest accrued on the Note through August 11, 2025, of approximately $6.0 million in the aggregate, was converted into 1,803,262 shares of Common Stock at the 10-day VWAP (as defined in the Note) on August 25, 2025.
Pursuant to the August 2025 Amendments, at any time when the conversion price would be less than the New Nasdaq Minimum Price (as defined below), the aggregate number of Interest Shares deliverable or previously delivered upon any interest payments under the Note plus the number of shares of Common Stock that may be issued or were previously issued in respect of conversion of principal or any other portion of the Note, shall not exceed 1,737,247 shares of our Common Stock (subject to adjustment) (the "Limit"), which was 19.99% of the outstanding shares of our Common Stock on August 8, 2025, immediately prior to the August 2025 Amendments. Any interest amounts payable in excess of the amount payable with Interest Shares, shall instead be payable within five business days of the earlier of (x) August 11, 2026 and (y) the date we receive stockholder approval to issue more than the Limit in respect of conversion of the Note, as amended.
The Aljomaih Note also includes an optional prepayment feature that provides us, on or after August 11, 2024, or as otherwise agreed to between us and Aljomaih in writing, the right to prepay the outstanding principal and accrued and unpaid interest, upon written notice not less than five trading days prior to exercise of the option, in full or in part and without penalty.
Prior to the August 2025 Amendments, Aljomaih had a right to designate one individual for nomination (the “Designated Director”) to our Board, subject to the approval of us and our Board and satisfaction of certain conditions. However, Aljomaih never designated any Designated Director, and the August 25 Amendments eliminated this right.
We have agreed to give Aljomaih a right of first offer (“Right of First Offer”) with respect to any future distribution of products or services offered by us in Cooperation Council for the Arab States of the Gulf (Saudi Arabia, Bahrain, Kuwait, United Arab Emirates, Qatar and Oman), Jordan, Iraq, Syria, Lebanon, Egypt and Yemen. The Right of First Offer will terminate upon the later of (i) the date the principal amount of the Note is repaid in full, and (ii) February 11, 2028.
NextGen Related Transactions and Agreements
Registration Rights Agreement
In connection with the Business Combination, Xos, NextGen Sponsor LLC (“NextGen Sponsor”) and certain other parties entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), pursuant to which we agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Common Stock and other equity securities of Xos that are held by the parties thereto from time to time, subject to the restrictions on transfer therein. The A&R Registration Rights Agreement amends and restates that certain Registration Rights Agreement by and among NextGen, NextGen Sponsor and the other parties thereto, dated October 6, 2020 and entered into in connection with NextGen’s initial public offering and that certain Investor Rights Agreement by and among Legacy Xos and the other parties thereto, dated December 31, 2020. The A&R Registration Rights Agreement will terminate on the earlier of (i) the tenth anniversary of the date of the A&R Registration Rights Agreement or (ii) with respect to any party thereto, on the date that such party no longer holds any Registrable Securities (as defined therein).
Private Placement Warrants
Simultaneously with the consummation of the initial public offering of NextGen, NextGen Sponsor purchased 6,000,000 Private Placement Warrants at a price of $1.50 per warrant, or $9.0 million in the aggregate, in a private placement. On November 13, 2020, the underwriters partially exercised the over-allotment option and on November 17, 2020, simultaneously with the closing of the over-allotment, NextGen consummated the second closing of the private placement, resulting in the purchase of an aggregate of an additional 333,334 Private Placement Warrants by NextGen Sponsor, generating gross proceeds to the NextGen of $500,000. Each Private Placement Warrant entitles the holder to purchase one-thirtieth of one share of our Common Stock for $345.00 per whole share (as adjusted for the Reverse Stock Split). A portion of the proceeds from the sale of the Private Placement Warrants was placed in the trust account of NextGen. The Private Placement Warrants may not be redeemed by us so long as they are held by NextGen Sponsor or its permitted transferees. If the Private Placement Warrants are held by holders other than NextGen Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by us and exercisable by the holders on the same basis as the Public Warrants. NextGen Sponsor, or its permitted transferees, has the option to exercise the Private Placement Warrants on a cashless basis.
The Private Placement Warrants are identical to the Public Warrants except that the Private Placement Warrants: (i) are not redeemable by NextGen, (ii) may be exercised for cash or on a cashless basis so long as they are held by NextGen Sponsor or any of its permitted transferees and (iii) are entitled to registration rights (including the ordinary shares issuable upon the exercise of the Private Placement Warrants).
Indemnification
We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements require us to indemnify our executive officers and directors to the fullest extent permitted by Delaware law.

PROPOSAL 4
NON-BINDING ADVISORY VOTE ON
FISCAL YEAR 2025 NAMED EXECUTIVE OFFICER COMPENSATION
As required pursuant to Section 14A of the Securities Exchange Act of 1934, we are giving our stockholders the opportunity to vote, on a non-binding advisory basis, to approve our fiscal year 2025 named executive officer compensation. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. As we were an “emerging growth company” as defined in the JOBS Act until the end of 2025, this is the first year that we are including a “say-on-pay” proposal for our Annual Meeting.
As described in detail under the heading “Executive Compensation,” our executive compensation structure is designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, retain, incentivize and reward individuals who contribute to our long-term success by providing overall compensation that is comparable to what is available through other employment opportunities for those individuals. Our compensation policies are designed to provide for total compensation that is sufficient to attract, motivate and retain our executives and to establish an appropriate relationship between executive compensation and the creation of stockholder value. Please read the "Executive Compensation" section for additional details about our executive compensation programs, including information about the fiscal year 2025 compensation of our named executive officers.
For these reasons, the Board recommends a vote in favor of the following resolution:
RESOLVED, that the stockholders of Xos, Inc. hereby approve, on a non-binding advisory basis, the fiscal year 2025 compensation of the named executive officers of Xos, Inc., as disclosed in Xos, Inc.’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and the other related tables and disclosures.
This vote is advisory, and therefore not binding on us, our Board or our Compensation Committee. However, our Board and Compensation Committee value the opinions that our stockholders express in their votes and will consider the outcome of this vote when considering future executive compensation arrangements as they deem appropriate. Abstentions will be counted towards the tabulations of votes cast and will have the same effect as negative votes, whereas broker non-votes, if any, will not constitute votes cast and therefore will have no effect on the outcome of this advisory vote.
Unless otherwise instructed, the proxies will vote “for” the above resolution.
Recommendation of our Board
Our Board unanimously recommends a vote “FOR” approval of the Non-Binding Advisory Vote on Fiscal Year 2025 Named Executive Officer Compensation.

PROPOSAL 5
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
In addition to providing stockholders with the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, in accordance with Section 14A of the Exchange Act and related SEC rules, we are also providing our stockholders with the opportunity to indicate how frequently they would like us to hold an advisory vote on the compensation of our named executive officers in the future. This non-binding advisory vote is commonly referred to as a “say-on-frequency” vote. Under this proposal, our stockholders may vote to recommend that we hold an advisory vote on executive compensation every one year, every two years or every three years.
After due consideration, our board has determined that the advisory vote on executive compensation should be conducted every one year so that our stockholders may annually provide us with direct input on the most recent executive compensation information, as disclosed in our proxy statement. Setting a one-year period for conducting this advisory stockholder vote will enhance stockholder communication by providing a simple means for us to obtain information on investor sentiment about our executive compensation program design, structure and policies.
You may cast your vote on your preferred voting frequency by choosing the option of “one year,” “two years,” or “three years,” or by abstaining from a vote, when you vote in response to the resolution set forth below. You are not voting to approve or disapprove the board’s recommendation on this item.
RESOLVED, that a non-binding advisory vote of the stockholders of Xos, Inc. to approve the company’s executive compensation, as disclosed pursuant to Item 402 of Regulation S-K (which disclosure includes the Summary Compensation Table and the other related tables and disclosures) shall be held at an annual meeting of stockholders, beginning with the 2026 Annual Meeting of Stockholders, (i) every one year, (ii) every two years, or (iii) every three years.
This vote is advisory, and therefore not binding on us or our board. Our board values the opinions that our stockholders express in their votes and will consider the outcome of this vote when considering how frequently we should conduct an advisory vote on our executive compensation as it deems appropriate. Abstentions and broker non-votes will result in the alternatives receiving fewer votes.
Unless otherwise instructed, the proxies will vote for the “one year” frequency alternative.
Recommendation of our Board
Our Board unanimously recommends a recommendation, on a non-binding advisory basis, of the option of every “ONE YEAR” as the frequency with which stockholders are provided an advisory vote on executive compensation.

PROPOSAL 6
APPROVAL OF POTENTIAL SHARE ISSUANCE PURSUANT TO CONVERTIBLE NOTE AND ANY CHANGE OF CONTROL IN CONNECTION THEREWITH
At our 2023 Annual Stockholder Meeting, our stockholders approved the potential issuance of 20% or more of our issued and outstanding shares of Common Stock to Aljomaih Automotive Co. (“Aljomaih”) upon the conversion of a convertible promissory note that we issued in a private placement in August 2022 (the “Note”) at less than the “minimum price” under Nasdaq Listing Rule 5635. We have subsequently amended the Note in certain respects, and may hereafter further amend the Note subject to the limitations described in the next sentence (any “Covered Potential Amendments”), and are now seeking approval of the potential issuance of a number of shares of Common Stock in excess of 1,737,247 shares of our Common Stock (subject to adjustment) (the "Limit"), which was 19.99% of the outstanding shares of our Common Stock on August 8, 2025, at less than the “minimum price” under Nasdaq Listing Rule 5635. Covered Potential Amendments means any amendments to the Note subsequent to April 24, 2026 and prior to September 23, 2026, provided that (a) the conversion price of principal amounts of the Note is not reduced below 300% of the New Nasdaq Minimum Price (as defined below) as a result of such amendments, and (b) except as a result of lowering the conversion price of principal amounts of the Note in compliance with clause (a) above, such amendments do not result in any additional shares of Common Stock being issued or issuable under the Note as compared to prior to the Covered Potential Amendments.
Background
On August 9, 2022, we entered into a note purchase agreement (the “Note Purchase Agreement”) with Aljomaih for the sale and issuance to Aljomaih of a convertible promissory note (the “Note”), convertible into shares of Common Stock, subject to certain conditions and limitations, in the principal amount of $20.0 million. On August 11, 2022, pursuant to the Note Purchase Agreement, we sold and issued to Aljomaih the Note in the original principal amount of $20.0 million. On September 28, 2022, we and Aljomaih agreed to amend and restate the Note to, among other things, adjust the calculation of the shares of Common Stock issuable as interest, as described further below.
The Note, which was initially scheduled to mature on August 11, 2025, bears interest at a rate of 10.0% per annum, payable at maturity in validly issued, fully paid and non-assessable shares of our Common Stock (“Interest Shares”), unless earlier converted or paid. The number of Interest Shares to be issued is calculated based on the 10-day VWAP ending on the trading day immediately prior to the applicable payment date. The conversion price for the Note was initially equal to $71.451 per share, subject to adjustment in some events pursuant to the terms of the Note. We have the right, in our sole discretion and exercisable at our election by sending notice of such exercise to Aljomaih, to irrevocably fix the method of settlement that will apply to all conversions of Notes. Methods of settlement include (i) physical settlement in shares of Common Stock, (ii) cash settlement determined by multiplying the principal being converted by the 10-day VWAP ending on the trading day immediately prior to the conversion date and dividing by the conversion price, or (iii) a combination of Common Stock and cash.
On August 8, 2025, we and Aljomaih entered into Amendment Number One to the Note Purchase Agreement and amended and restated the Note issued thereunder, and, on August 14, 2025, we and Aljomaih entered into a Letter Agreement regarding certain restrictions on convertibility of the Note (collectively, the “August 2025 Amendments”). Among other things, the August 2025 Amendments extended the maturity of the Note so that it is now due in ten quarterly installments payable between November 11, 2025 and February 11, 2028. The first four such installments are $1.5 million each, the fifth through eighth installments are $2.0 million each and the final two installments are $3.0 million each; provided that such installments are required to be increased in the event certain financing activities under our At-The-Market offering program result in proceeds to us in excess of four times the aggregate amount of Note principal payments otherwise required on or prior to any installment date. Pursuant to the August 2025 Amendments, and notwithstanding the postponement of maturity of the Note, the interest accrued on the Note through August 11, 2025, of approximately $6.0 million in the aggregate, was converted into 1,803,262 shares of Common Stock at the 10-day VWAP (as defined in the Note) on August 25, 2025.
Pursuant to the August 2025 Amendments, at any time when the conversion price would be less than the New Nasdaq Minimum Price (as defined below), the aggregate number of Interest Shares deliverable or previously delivered upon any interest payments under the Note plus the number of shares of Common Stock that may be issued or were previously issued in respect of conversion of principal or any other portion of the Note, shall not exceed 1,737,247 shares of our Common Stock (subject to adjustment) (the "Limit"), which was 19.99% of the outstanding shares of our Common Stock on August 8, 2025, immediately prior to the August 2025 Amendments. Any interest amounts payable in excess of the amount payable with Interest Shares, shall instead be payable within five business days of the earlier of (x) August 11, 2026 and (y) the date we receive stockholder approval to issue more than the Limit in respect of conversion of the Note, as amended.

The Aljomaih Note also includes an optional prepayment feature that provides us, on or after August 11, 2024, or as otherwise agreed to between us and Aljomaih in writing, the right to prepay the outstanding principal and accrued and unpaid interest, upon written notice not less than five trading days prior to exercise of the option, in full or in part and without penalty.
As of April 24, 2026, the outstanding balance of the Note was $17.0 million in principal and we had not issued any shares of Common Stock to Aljomaih pursuant to the Aljomaih Note other than the 1,803,262 Interest Shares issued on August 25, 2025. If the full outstanding principal amount were converted into shares of Common Stock at $71.451 per share, then Aljomaih would receive 237,925 shares of Common Stock upon such conversion. Given the extent by which the conversion price exceeds recent market prices for our Common Stock, it may be of strategic value to Xos to reduce the conversion price in order to encourage conversion of principal rather than repayment in cash. If the Note were amended hereafter to reduce the conversion price applicable to conversion of principal amounts of the Note to $9.12 per share (300% of the New Nasdaq Minimum Price, the minimum conversion price allowed pursuant to a Covered Potential Amendment), then Aljomaih would be able to convert the $17.0 million in principal outstanding into 1,864,035 shares of Common Stock.
Absent approval of this Proposal 6, upon any interest payment date or date of conversion of principal or other portions of the Note on which the 10-day VWAP ending on the Trading Day immediately prior to the applicable payment date is less than $3.04 per share, which was the “minimum price” under Nasdaq Listing Rule 5635 on August 8, 2025 (subject to appropriate adjustments, the “New Nasdaq Minimum Price”), the total cumulative number of shares of Common Stock that can be issued under the Note may not exceed the Limit. We have agreed to seek stockholder approval of the issuance of shares of Common Stock upon conversion of the Note in excess of the Limit at this Annual Meeting. If this Proposal 6 is not approved by our stockholders at the Annual Meeting, then any remaining outstanding principal or interest amounts of the Note may only be repaid in cash if the applicable conversion price at the time of payment is less than the New Nasdaq Minimum Price.
Reasons for Seeking Stockholder Approval
Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the shares of Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. On August 7, 2025, the trading day immediately preceding the date of execution of Amendment Number One to the Note Purchase Agreement and the Second Amended and Restated Note, the closing price of our Common Stock was $3.09, and the average closing price of our Common Stock for the five trading days immediately preceding August 8, 2025 was $3.04. Although the conversion price for principal amounts of the Note exceeds the New Nasdaq Minimum Price, as described above, the conversion price may be subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock, resulting in the issuance of Common Stock of 20% of our outstanding shares of Common Stock at less than the New Nasdaq Minimum Price. Similarly, although the Interest Shares paid to date were valued in excess of the New Nasdaq Minimum Price, the 10-day VWAP at the time of any future payment of interest may be such as to require interest to be converted into Interest Shares at less than such New Nasdaq Minimum Price.
Unless and until this Proposal 6 is approved by stockholders, Aljomaih may only convert the Note, and interest on the Note may only be payable in Interest Shares if the 10-day VWAP exceeds the Nasdaq Minimum Price. Stockholder approval of this Proposal 6 will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(d).
Nasdaq Listing Rule 5635(b) requires stockholder approval if an issuance will result in a change of control. Nasdaq generally considers a “change of control” to occur where, as a result of the issuance, a person or group would own 20% or more of the outstanding shares or voting power and be the largest holder, based on all facts and circumstances. We believe that that approval we received at our 2023 Annual Stockholders Meeting satisfied Nasdaq Listing Rule 5635(b) so as to permit Aljomaih to become our largest stockholder and that no such approval is needed again in connection with the August 2025 Amendments, or any Covered Potential Amendments. However, we are asking our stockholders in this Proposal 6 to once again provide approval for a “change of control” resulting from the terms of the Note, the August 2025 Amendments, or any Covered Potential Amendments, for purposes of Nasdaq Listing Rule 5635(b), as well as Nasdaq Listing Rule 5635(d).
Our Board has determined that it would be advisable and in the best interest of the Company and our stockholders to enable us to issue Interest Shares in payment of interest on the Note, rather than cash, and to enable the Note holder(s) to have the option to convert principal amounts of the Note into Common Stock rather than to be repaid in cash.

We cannot predict the price of the Common Stock at any future date, and therefore cannot predict the number of shares of Common Stock to be issued under the Aljomaih Note or whether the applicable price for any such shares will be greater than or less than the New Nasdaq Minimum Price.
Therefore, we are seeking stockholder approval under this Proposal 6 to issue any and all shares of Common Stock in excess of the Limit, if necessary, to Aljomaih and/or its successor(s) in interest subject to and under the terms of the Note. The failure of our stockholders to approve this Proposal 6 will prevent us from selling (or paying interest in Interest Shares in lieu of cash), at less than the New Nasdaq Minimum Price, shares of Common Stock to Note holder(s) in excess of the Limit. As of the market close on April 24, 2026, the price of our Common Stock was $1.72 per share.
Effect on Current Stockholders
Upon stockholder approval of this Proposal 6, the issuance of shares of Common Stock as Interest Shares and/or upon conversion of principal amounts of the Note will not be subject to the Limit and such issuance of shares would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in the Common Stock.
Our stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us upon payment of Interest Shares or conversion of Note principal in order to maintain their proportionate ownership of Common Stock. Such issuances could also dilute the voting power of a person seeking control of us, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction. Because the number of shares of Common Stock that may be issued to Aljomaih or its successor(s) in payment of accrued interest on the Note is determined based on the price of the Common Stock at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined, and the Note does not limit the number of such shares that could be issued in payment of accrued interest. However, the dilutive effect may be material to our current stockholders.
For illustrative purposes only, the table below shows the number of Interest Shares that may in the future be issuable as Interest Shares at maturity of the Note at various assumed 10-day VWAP values below the New Nasdaq Minimum Price per share. This example is based on interest accruing at 10.0% from August 11, 2025 on the outstanding principal amount (initially $20.0 million) assuming timely quarterly principal repayments are made, which would result in accrued and unpaid interest of approximately $3.1 million at maturity on February 11, 2028.

Assumed 10-day VWAP	Interest Shares Issuable at Maturity
$1.75	1,773,307
$1.50	2,068,858
$1.25	2,482,630
$1.00	3,103,287
$0.75	4,137,716
$0.50	6,206,575
The $17.0 million outstanding principal amount of the Note is currently convertible into 237,925 shares of Common Stock. If the Note were amended hereafter to reduce the conversion price applicable to conversion of principal amounts of the Note to $9.12 per share (300% of the New Nasdaq Minimum Price, the minimum conversion price allowed in a Covered Potential Amendment), then the $17.0 million outstanding principal amount of the Note could be converted into 1,864,035 shares of Common Stock.
Consequences of Non-Approval
If this Proposal 6 is not approved by our stockholders at the Annual Meeting, any remaining outstanding balance of the Note after reaching the Limit must be repaid in cash. In such event, we may not have the resources to satisfy the Note at maturity or our satisfaction of the Note may materially impair our working capital. The inability to discharge such indebtedness may also materially adversely affect our ability to raise capital from third parties on attractive terms, if at all.
Recommendation of our Board
Our Board unanimously recommends that you vote “FOR” approval of the potential issuance of 20% or more of our outstanding common stock at less than the Nasdaq Minimum Price and any change of control that may be deemed to occur in connection with such issuance.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Xos stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Xos. Direct your written request to Xos, Inc., General Counsel, at 3550 Tyburn Street, Los Angeles, California 90065 or contact David M. Zlotchew, General Counsel, at (818) 316-1890. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
Other Matters to be Presented for Voting at the Annual Meeting
Our Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as our Board may recommend or, if the Board does not make any recommendation, in accordance with their best judgment. Subject to SEC rules, discretionary authority with respect to other matters is granted by the execution of the enclosed proxy, unless you specifically withhold that power.
Annual Report
We filed an annual report on Form 10-K for 2025 with the SEC on March 30, 2026 (the “Original Form 10-K”), and we filed Amendment No. 1 to such annual report on Form 10-K/A with the SEC on April 21, 2026 to include language related to critical audit matters in the Report of Independent Registered Public Accounting Firm issued by our auditors and included in Part II, Item 8 of the Original Form 10-K that was inadvertently omitted from the Original Form 10-K, and to include the information omitted from Part III, Items 10, 11, 12, 13 and 14 of the Original Form 10-K in reliance upon General Instruction G(3) to Form 10-K. You may obtain a copy of that annual report, as amended, without charge, by writing to Investor Relations at Xos, Inc., 3550 Tyburn Street, Los Angeles, California 90065, or you can access copies of all our Securities and Exchange Commission filings on our website at http://www.xostrucks.com/sec-filings.

By Order of the Board of Directors
Dakota Semler
Chief Executive Officer
May 4, 2026

APPENDIX A
Xos, Inc.
Amended and Restated
2021 Equity Incentive Plan

Original Plan Adopted by the Board of Directors: August 20, 2021
Original Plan Approved by the Stockholders: August 20, 2021
Amended and Restated Plan Adopted by the Board of Directors: April 25, 2024
Amended and Restated Plan Approved by the Stockholders: June 24, 2024

1. General.

(a)    Plan Purpose. The Company, by means of the Plan, seeks to promote the long-term success of the Company and the creation of stockholder value by (i) securing and retaining the services of Employees, Directors and Consultants, (ii) encouraging Employees, Directors and Consultants to focus on critical long-term objectives of the Company; (iii) providing incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and (iv) providing a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b)    Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c)    Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2. Shares Subject to the Plan.

(a)    Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 2,578,533 shares, which is the sum of (i) 1,180,819 new shares, (ii) the 547,397 shares originally reserved under the Plan and (iii) the 850,317 shares that have been added to the share reserve as a result of automatic annual increases described below. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 5% of the total number of shares of Common Stock outstanding on December 31 of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.

(b)    Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 2,000,000 shares.

(c)    Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, or any successor rule to any of the foregoing, as each may be amended from time to time, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4)

the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3. Eligibility and Limitations.

(a)    Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b)    Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.

(c)    Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed $1,000,000 in total value, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. For the avoidance of doubt, neither Awards granted, nor cash compensation paid, to an individual for his or her service as an Employee or Consultant, but not as a Non-Employee Director, shall count towards the aforementioned limitations. The limitations in this Section 3(c) shall apply commencing with the first calendar year that begins following the Effective Date.

4. Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b)(iii) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b)(iii) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third-party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that, except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant or, to the extent permitted by Applicable Law, such Participant’s guardian or legal representative; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate:

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above);

provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)). Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5. Awards Other Than Options and Stock Appreciation Rights.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting, dividend, and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSU Awards: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock (or cash or other form of payment, as determined by the Board and specified in the applicable RSU Award Agreement) that is equal (or in the case of a cash payment or other form of payment, with an equivalent value equal) to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company's unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.

(2) RSU Awards: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan, (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7. Administration.

(a) Administration by Board. The Board will administer the Plan unless and until the Board (or an authorized Committee) delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment;

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective;

(iii) To settle all controversies regarding the Plan and Awards granted under it;

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest;

(v) To determine whether, when and to what extent an Award has become vested and/or exercisable and whether any performance-based vesting conditions have been satisfied;

(vi) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience;

(vii) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant;

(viii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing;

(ix) To submit any amendment to the Plan for stockholder approval;

(x) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing;

(xi) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any shares of Common Stock issued pursuant to an Award, including restrictions under a Trading Policy and restrictions as to the use of a specified brokerage firm for such resales;

(xii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards;

(xiii) To adopt, amend and rescind such rules and procedures and sub-plans as are necessary or appropriate, as may be determined by the Board, to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction); and

(xiv) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, and to the extent permitted by Applicable Law, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Plan Administrator will thereafter be to the Committee or subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated. The Plan Administrator shall comply with rules and regulations applicable to it, including the rules of any exchange on which shares of Common Stock are traded, and shall have the authority and be responsible for such functions as have been assigned to it.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8. Tax Withholding.

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9. Miscellaneous.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law. The Company reserves the right to restrict, in whole or in part, the delivery of shares of Common Stock pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such shares of Common Stock, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority will not have been obtained.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any

Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company's or any Affiliate's employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware

(p) Whistleblower. Notwithstanding anything to the contrary herein, nothing in this Plan or any Award Agreement will (i) prohibit a Participant from making reports of possible violations of federal law or regulation to any governmental agency or entity in accordance with the provisions of and rules promulgated under Section 21F of the Exchange Act or Section 806 of the Sarbanes-Oxley Act of 2002, or of any other whistleblower protection provisions of federal law or regulation, or (ii) require prior approval by the Company or any of its Affiliates of any reporting described in clause (i).

(q) Defend Trade Secrets Act Acknowledgment. Notwithstanding anything to the contrary contained nothing in this Plan or any Award Agreement, pursuant to the Defend Trade Secrets Act of 2016, no Participant shall be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If a Participant files a lawsuit for retaliation by the Company for reporting a suspected violation of law, such Participant may disclose the trade secret to his or her attorney and use the trade secret information in the court proceeding, if such Participant (x) files any document containing the trade secret under seal, and (y) does not disclose the trade secret, except pursuant to court order.

10. Covenants of the Company.

(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11. Additional Rules for Awards Subject to Section 409A.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six-month period.

(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the

Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12. Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13. Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14. Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a)    “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b)    “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c)    “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d)    “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e)    “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).

(f)    “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

(g)    “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants

(h)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i)    “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j)    “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii) or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(k)    “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l)    “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m)    “Common Stock” means the common stock of the Company.

(n)    “Company” means Xos, Inc., a Delaware corporation.

(o)    “Compensation Committee” means the Compensation Committee of the Board.

(p)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(q)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(r)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii) or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(s)    “Director” means a member of the Board.

(t)    “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(u)    “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(v)    “Effective Date” means the effective date of this Plan, which is the date of the closing of the transactions contemplated by the Agreement and Plan of Merger by and among NextGen Acquisition Corporation, Sky Merger Sub I, Inc. and the Company, dated as of February 21, 2021, provided that this Plan is approved by the Company’s stockholders prior to such date.

(w)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(x)    “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(y)    “Entity” means a corporation, partnership, limited liability company or other entity.

(z)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(bb)    “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(cc)    “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(dd)    “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(ee)    “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ff)    “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant's rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(gg)    “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(hh)    “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.

(ii)    “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(jj)    “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(kk)    “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ll)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(mm)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(nn)    “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(oo)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp)    “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Options, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(qq)    “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(rr)    “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ss)    “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(tt)    “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(uu)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

(vv)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(ww)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx)    “Plan” means this Xos, Inc. Amended and Restated 2021 Equity Incentive Plan.

(yy)    “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.

(zz)    “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(aaa)    “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(bbb)    “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ccc)    “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ddd)    “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(eee)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(fff)    “Rule 405” means Rule 405 promulgated under the Securities Act.

(ggg)    “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(hhh)    “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(iii)    “Securities Act” means the Securities Act of 1933, as amended.

(jjj)    “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(kkk)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(lll)    “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(mmm)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(nnn)    “Substitute Awards” means Awards or shares of Common Stock issued by the Company in assumption of, or substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by the applicable exchange listing requirements.

(ooo)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ppp)    “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain "window" periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(qqq)    “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(rrr)    “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

APPENDIX B

2025 AMENDMENT

TO THE

XOS, INC.
AMENDED AND RESTATED
2021 EQUITY INCENTIVE PLAN

Pursuant to Section 7(viii) of the Xos, Inc. Amended and Restated 2021 Equity Incentive Plan (the “Plan”), and the action of the Board of Directors of Xos, Inc. (the “Company”), the Company hereby adopts this Amendment to the Plan. This Amendment is effective May 9, 2025. Capitalized terms used in this Amendment, but not defined herein, shall have the respective meanings for such terms set forth in the Plan.
The Plan is amended in the following respects only:
1.The first sentence of Section 2(b) of the Plan is amended to read as follows:
Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 6,080,847 shares, which is the sum of (i) 3,100,000 shares added to the reserve pursuant to the 2025 Plan Amendment, (ii) 1,180,819 shares added to the share reserve as a result of the Amendment and Restatement to the Plan approved by stockholders at the 2024 Annual Meeting, (ii) the 547,397 shares originally reserved under the Plan and (iii) the 1,252,631 shares that have been added to the share reserve as a result of automatic annual increases described below.
2.Section 7(viii)B. is added to the Plan to read as follows:
(viii)B. Stockholder Approval of 2025 Plan Amendment. The 2025 Plan Amendment is subject to approval by the stockholders of the Company within twelve (12) months after the effective date of the 2025 Plan Amendment. No Awards of Restricted Stock or Restricted Stock Units may be granted (or any other issuances of shares of Stock made) with respect to the shares of Stock added to the Plan by the 2025 Plan Amendment unless and until such stockholder approval is obtained. Awards of Options and Stock Appreciation Rights may be granted with respect to the shares of Stock added to the Plan by the 2025 Plan Amendment prior to such stockholder approval, provided that any such Options and Stock Appreciation Rights may not be exercised or become exercisable unless and until such stockholder approval is obtained. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.
3.A new definition is added to Section 14 of the Plan to read as follows:
(sss) “2025 Plan Amendment” means the amendment to this Plan adopted by action of the Board effective May 9, 2025.
Executed on May 9, 2025, at Los Angeles, California.
XOS, INC.

By:     /s/ Dakota Semler
Name: Dakota Semler
Title: Chief Executive Officer

APPENDIX C

2026 AMENDMENT

TO THE

XOS, INC.
AMENDED AND RESTATED
2021 EQUITY INCENTIVE PLAN, AS AMENDED

Pursuant to Section 7(viii) of the Xos, Inc. Amended and Restated 2021 Equity Incentive Plan, as amended (the “Plan”), and the action of the Board of Directors of Xos, Inc. (the “Company”), the Company hereby adopts this Amendment to the Plan. This Amendment is effective April 21, 2026. Capitalized terms used in this Amendment, but not defined herein, shall have the respective meanings for such terms set forth in the Plan.
The Plan is amended in the following respects only:
1.The first sentence of Section 2(b) of the Plan is amended to read as follows:
Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 10,391,019 shares, which is the sum of (i) 3,740,000 shares added to the reserve pursuant to the 2026 Plan Amendment, (ii) 3,100,000 shares added to the reserve pursuant to the 2025 Plan Amendment approved by stockholders at the 2025 Annual Meeting, (iii) 1,180,819 shares added to the share reserve as a result of the Amendment and Restatement to the Plan approved by stockholders at the 2024 Annual Meeting, (iv) the 547,397 shares originally reserved under the Plan and (v) the 1,822,803 shares that have been added to the share reserve as a result of automatic annual increases described below.
2.Section 7(viii)C. is added to the Plan to read as follows:
(viii)C. Stockholder Approval of 2026 Plan Amendment. The 2026 Plan Amendment is subject to approval by the stockholders of the Company within twelve (12) months after the effective date of the 2026 Plan Amendment. No Awards of Restricted Stock or Restricted Stock Units may be granted (or any other issuances of shares of Stock made) with respect to the shares of Stock added to the Plan by the 2026 Plan Amendment unless and until such stockholder approval is obtained. Awards of Options and Stock Appreciation Rights may be granted with respect to the shares of Stock added to the Plan by the 2026 Plan Amendment prior to such stockholder approval, provided that any such Options and Stock Appreciation Rights may not be exercised or become exercisable unless and until such stockholder approval is obtained. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.
3.A new definition is added to Section 14 of the Plan to read as follows:
(ttt) “2026 Plan Amendment” means the amendment to this Plan adopted by action of the Board effective April 21, 2026.
Executed on April 21, 2026, at Los Angeles, California.
XOS, INC.

By:     /s/ Dakota Semler
Name: Dakota Semler
Title: Chief Executive Officer

XOS

XOS, INC.
3550 TYBURN ST.
LOS ANGELES, CA 90065

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 p.m. Pacific Time on June 22, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/XOS2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 8:59 p.m. Pacific Time on June 22, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94562-P52033

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

XOS, INC.

The Board of Directors recommends you vote FOR all of the following nominees:

1. To elect three Class II directors to each serve for a three-year term ending at the Company's 2029 annual meeting or until his or her successor is duly elected and qualified.

Nominees:

01) George N. Mattson
02) Giordano Sordoni
03) Alice Yake

For All	Withhold All	For All Except
O	O	O

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals 2, 3, 4 and 6 and 1 YEAR on proposal 5:

		For	Against	Abstain
2.	To ratify the appointment of Grant Thornton LLP as independent auditors of Xos, Inc. for its fiscal year ending December 31, 2026.	O	O	O
3.	To approve the 2026 Amendment to the Xos, Inc. Amended and Restated 2021 Equity Incentive Plan.	O	O	O
4.	To approve, on a non-binding advisory basis, the fiscal year 2025 compensation of the Company's named executive officers.	O	O	O

		1 Year	2 Years	3 Years	Abstain
5.	To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the Company's executive compensation.	O	O	O	O

		For	Against	Abstain
6.	To approve the potential issuance of 20% or more of Xos, Inc.'s issued and outstanding common stock at prices that may be less than the Nasdaq Minimum Price to the holder or holders of the Company's Convertible Promissory Note, as amended, originally issued to Aljomaih Automotive Co. and to approve any change of control that may be deemed to occur in connection with such issuance.	O	O	O

NOTE: This proxy confers discretionary authority on the proxies to vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and 10-K Wrap are available at www.proxyvote.com.

V94563-P52033

Xos, Inc.
Annual Meeting of Stockholders
June 23, 2026 11:00 AM PDT
This proxy is solicited by the Board of Directors

The undersigned stockholder of Xos, Inc. (the "Company") hereby revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 23, 2026 and the Proxy Statement, each dated April 29, 2026, and hereby appoints each of Giordano Sordoni and Liana Pogosyan, or either of them, as proxy and attorney-in-fact of the undersigned, with full power of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2026 Annual Meeting of Stockholders and to vote all shares of common stock of the Company that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2026 Annual Meeting of Stockholders to be held via a virtual on-line platform accessible at www.virtualshareholdermeeting.com/XOS2026, at 11:00 a.m. PDT on Tuesday, June 23, 2026, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE, (II) FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR 2026, (III) FOR THE APPROVAL OF THE 2026 AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN , (IV) FOR THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPANY'S EXECUTIVE COMPENSATION, (V) FOR THE ONE YEAR FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION, AND (VI) FOR THE APPROVAL OF THE POTENTIAL ISSUANCE OF 20% OR MORE OF XOS'S STOCK AT LESS THAN THE NASDAQ MINIMUM PRICE AND ANY CHANGE OF CONTROL IN CONNECTION WITH SUCH ISSUANCE. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE AS TO ANY OTHER MATTER THAT MAY PROPERLY BE BROUGHT BEFORE THE ANNUAL MEETING OF WHICH THE BOARD OF DIRECTORS DID NOT HAVE NOTICE PRIOR TO MARCH 26, 2026.

Continued and to be signed on reverse side